UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21987

ALPS Variable Investment Trust

 (Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Karen Gilomen, Esq.

ALPS Variable Investment Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

(a)

December 31, 2020

Morningstar Conservative ETF Asset Allocation Portfolio

Morningstar Income and Growth ETF Asset Allocation Portfolio

Morningstar Balanced ETF Asset Allocation Portfolio

Morningstar Growth ETF Asset Allocation Portfolio

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

ALPS | Alerian Energy Infrastructure Portfolio

ALPS | Red Rocks Global Opportunity Portfolio

An ALPS Advisors Solution

Table of Contents

Disclosure of Fund Expenses	1
Morningstar ETF Asset Allocation Series
Performance Overview	3
Schedules of Investments	10
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	22
ALPS | Alerian Energy Infrastructure Portfolio
Performance Overview	32
Schedule of Investments	35
Statement of Assets and Liabilities	36
Statement of Operations	37
Statements of Changes in Net Assets	38
Financial Highlights	39
ALPS | Red Rocks Global Opportunity Portfolio
Performance Overview	41
Schedule of Investments	46
Statement of Assets and Liabilities	48
Statement of Operations	49
Statements of Changes in Net Assets	50
Financial Highlights	51
Notes to Financial Statements	53
Report of Independent Registered Public Accounting Firm	63
Additional Information	64
Trustees and Officers	66

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can contact your insurance company or your financial intermediary to indicate that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolios available under your contract or policy, or held via your financial intermediary.

alpsfunds.com

ALPS Variable Investment Trust

Disclosure of Fund Expenses	December 31, 2020 (Unaudited)

Examples. As a shareholder of one or more portfolios listed on the following pages, (each a “Portfolio” and collectively, the “Portfolios”) you incur only one of two potential types of costs. You do not incur transaction costs, which include sales charges and redemption fees. However, you do incur ongoing costs, including management fees, distribution (12b-1) and shareholder service fees and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2020 and held through December 31, 2020.

Actual Expenses. The first line under each Portfolio of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under each Portfolio of the table under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each Portfolio of the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table below are meant to highlight ongoing Portfolio costs only. See “Note on Fees” on the following page below the table.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Net Expense Ratio(1)	Expenses Paid During Period July 1, 2020 - December 31, 2020(2)
Morningstar Conservative ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,059.40	0.53%	$2.74
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.47	0.53%	$2.69
Class II
Actual Fund Return	$1,000.00	$1,058.30	0.78%	$4.04
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.22	0.78%	$3.96
Morningstar Income and Growth ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,104.00	0.53%	$2.80
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.47	0.53%	$2.69
Class II
Actual Fund Return	$1,000.00	$1,102.20	0.78%	$4.12
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.22	0.78%	$3.96
Morningstar Balanced ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,143.10	0.53%	$2.86
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.47	0.53%	$2.69
Class II
Actual Fund Return	$1,000.00	$1,141.70	0.78%	$4.20
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.22	0.78%	$3.96
Morningstar Growth ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,186.90	0.53%	$2.91
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.47	0.53%	$2.69
Class II
Actual Fund Return	$1,000.00	$1,185.90	0.78%	$4.29
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.22	0.78%	$3.96

1 | December 31, 2020

ALPS Variable Investment Trust

Disclosure of Fund Expenses (continued)	December 31, 2020 (Unaudited)

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Net Expense Ratio(1)	Expenses Paid During Period July 1, 2020 - December 31, 2020(2)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$1,225.50	0.53%	$2.96
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.47	0.53%	$2.69
Class II
Actual Fund Return	$1,000.00	$1,223.60	0.78%	$4.36
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.22	0.78%	$3.96
ALPS | Alerian Energy Infrastructure Portfolio
Class I
Actual Fund Return	$1,000.00	$1,086.10	0.95%	$4.98
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,020.36	0.95%	$4.82
Class III
Actual Fund Return	$1,000.00	$1,085.60	1.30%	$6.82
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,018.60	1.30%	$6.60
ALPS | Red Rocks Global Opportunity Portfolio
Class I
Actual Fund Return	$1,000.00	$1,307.10	1.10%	$6.38
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,019.61	1.10%	$5.58
Class III
Actual Fund Return	$1,000.00	$1,305.70	1.45%	$8.40
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,017.85	1.45%	$7.35

(1)	Annualized based on the Portfolios' expenses from July 1, 2020 through December 31, 2020.

(2)	Expenses are equal to the Portfolios' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 366.

NOTE ON FEES

If you are an owner of variable annuity contracts or variable life insurance policies (“Contracts”) or a participant in a qualified plan, you may also incur fees associated with the Contract you purchase or the qualified plan, such as transaction costs including sales charges and redemption fees, which are not reflected in the table and example above. Additional information about the cost of investing in a Portfolio is presented in the prospectus for your Contract or disclosure documents for the plan through which the Portfolio’s shares are offered to you.

2 | December 31, 2020

Morningstar ETF Asset Allocation Series

Performance Overview	December 31, 2020 (Unaudited)

Investment Objectives

The Morningstar Conservative ETF Asset Allocation Portfolio seeks to provide investors with current income and preservation of capital.

The Morningstar Income and Growth ETF Asset Allocation Portfolio seeks to provide investors with current income and capital appreciation.

The Morningstar Balanced ETF Asset Allocation Portfolio seeks to provide investors with capital appreciation and some current income.

The Morningstar Growth ETF Asset Allocation Portfolio seeks to provide investors with capital appreciation.

The Morningstar Aggressive Growth ETF Asset Allocation Portfolio seeks to provide investors with capital appreciation.

Economic & Market Overview

Now that 2020 has concluded, it’s constructive to reflect back on what influences and trends had the most impact on the global economy and financial markets throughout the year. The COVID-19 pandemic that originated in Wuhan China in 2019 and spread throughout the world will no doubt consume most accounts of what drove markets during the year. The pandemic created global uncertainty and disruption on a scale typically associated with large-scale armed conflicts. Pandemic driven shutdowns caused global economies to seize and unemployment to soar which forced governments to take counteractive measures to avoid a depression and wide-spread social unrest. In the U.S., the employment rate was at 3.5% in February, a 50-year low, and spiked to 14.7% in April representing 22 million lost jobs. The U.S. Government passed four stimulus bills in 2020 totaling $3.5 trillion and ended the year negotiating a fifth between $1.8 to $2.2 trillion and that’s just fiscal policy. The Fed’s effective federal funds rate went from 1.6% in February to 0% by April where it stayed through the end of 2020. Numerous governments elected for grand scale deficit spending with asset purchase programs, passthrough payments to employers, and direct payments to workers during their mandated shutdowns. Given the stimulus, the broad financial markets exhibited behavior that at times widely diverged from the underlying health and welfare of the real economy. Governments and investors created winners and losers across industries based on new realities that quickly emerged from the work from home trend. And then in early November, after a contentious U.S. presidential election, a COVID vaccine breakthrough was announced, which set the pace for an end-of-year rally across global markets. In 2020, the words “unprecedented” and “historic” were used ad nauseam to describe an unforgettable year that many are happy to see behind us. C.S. Lewis reminds us that “There are far, far better things ahead than any we leave behind”.

The global financial markets finished 2020 on a tear with broad participation from areas that were deeply depressed such as energy, financials, and industrials. The global rally that took place in the 4th quarter was broad-based and included asset classes like international developed, emerging markets, U.S. mid and small caps that lagged the few stay-at-home and technology related stocks that pulled market indexes to record levels during the 2nd half of 2020. The recovery from the COVID-19 pandemic has been uneven, with some industries showing robust growth, and others on life support, or stagnating. Remarkably, the top 10 stocks in the S&P 500 Index make up 24.3% and contributed 70% of the 2020 return, while the top 20 stocks that make up 31.3% contributed 82%. Cyclical sectors, such as energy and financials, finished 2020 with losses along with REITs. Sector concentration in technology, which now represents over 26% of the S&P 500 Index contributed almost 60% of the 2020 return and may represent a risk worth watching in 2021.

International stocks finished 2020 on a strong note after trailing U.S. stocks in the first three quarters by a wide margin. The Morningstar DM ex US Index of foreign developed-market stocks gained 15.9% during the 4th quarter and 8.4% for 2020. Emerging markets equities, as represented by the Morningstar EM Index, gained 20.6% during the 4th quarter and 18.4% for 2020. International indexes have largely lagged U.S. indexes since they have less exposure to technology and communication service companies that have propelled U.S. markets to new highs during the pandemic.

The Federal Reserve pushed nominal treasury yields to near historic lows in 2020 to combat the recession and effects of the ongoing pandemic. The Fed’s bond buying program, combined with negative real yields, pushed investors into higher yielding junk bonds and credit sensitive assets during 2020. The 10-year Treasury yield finished the year at 0.92%, which is not very attractive for those seeking current income. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.7% in the 4th quarter and 7.5% for 2020. Credit-sensitive bonds rallied with the Bloomberg Barclays US Corporate High Yield Index returning 6.5% during the 4th quarter and 7.1% for 2020.

Portfolio Positioning

The Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class II returned 9.96% for the fiscal year ended December 31, 2020, while the fund’s primary benchmark returned 17.48% during the same period. Since the 1st quarter drawdown, the Portfolio has been positioned with the aim of benefitting from a broader global recovery driven by underlying fundamentals and valuations to support the market prices. While that sounds reasonable, it was largely absent in the narrow recovery rally we experienced in the 2nd and 3rd quarter of 2020. When looking at index price performance, U.S. large cap growth stocks declined less than half of value stocks in the 1st quarter and then proceeded to produce outsized returns relative to value in the next two quarters. It wasn’t until the 4th quarter that U.S. value and international stocks made up some ground on the historically wide gap between growth versus value and U.S. versus international stocks. At the end of 2020, the Portfolio had a large tilt towards the value style and international equity which posted strong relative returns in the 4th quarter. The overweight to U.S. energy and financials detracted from performance for much of 2020. However, those exposures, including international developed and EM, were among the largest contributors in the 4th quarter. In 2020, we maintained dedicated country positions such as Japan, U.K., Germany, and South Korea. Aside from the U.K., the select country positions contributed to performance over 2020. At the end of 2020, our U.K. exposure ranked as one of our most favored overweights focusing on risk for potential reward.

3 | December 31, 2020

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2020 (Unaudited)

The Morningstar Growth ETF Asset Allocation Portfolio Class II returned 10.01% in 2020, while the fund’s primary benchmark returned 16.29% during the same period. Since the 1st quarter drawdown, the Portfolio has been positioned with the aim of benefitting from a broader global recovery driven by underlying fundamentals and valuations to support the market prices. While that sounds reasonable, it was largely absent in the narrow recovery rally we experienced in the 2nd and 3rd quarter of 2020. When looking at index price performance, U.S. large cap growth stocks declined less than half of value stocks in the 1st quarter and then proceeded to produce outsized returns relative to value in the next two quarters. It wasn’t until the 4th quarter that U.S. value and international stocks made up some ground on the historically wide gap between growth versus value and U.S. versus international stocks. At the end of 2020, the Portfolio had a large tilt towards the value style and international equity which posted strong relative returns in the 4th quarter. The overweight to U.S. energy and financials detracted from performance for much of 2020. However, those exposures, including international developed and EM, were among the largest contributors in the 4th quarter. In 2020, we maintained dedicated country positions such as Japan, U.K., and Germany. Aside from the U.K., our select country positions contributed to performance over 2020. At the end of 2020, our U.K. exposure ranked as one of our most favored overweights focusing on risk for potential reward.

The Morningstar Balanced ETF Asset Allocation Portfolio Class II returned 9.12% in 2020, while the fund’s primary benchmark returned 14.53% during the same period. Since the 1st quarter drawdown, the Portfolio has been positioned with the aim of benefitting from a broader global recovery driven by underlying fundamentals and valuations to support the market prices. While that sounds reasonable, it was largely absent in the narrow recovery rally we experienced in the 2nd and 3rd quarter of 2020. When looking at index price performance, U.S. large cap growth stocks declined less than half of value stocks in the 1st quarter and then proceeded to produce outsized returns relative to value in the next two quarters. It wasn’t until the 4th quarter that U.S. value and international stocks made up some ground on the historically wide gap between growth versus value and U.S. versus international stocks. At the end of 2020, the Portfolio had a large tilt towards the value style and international equity which posted strong relative returns in the 4th quarter. The overweight to U.S. energy and financials detracted from performance for much of 2020. However, those exposures, including international developed and EM, were among the largest contributors in the 4th quarter. In 2020, we maintained dedicated country positions such as Japan, U.K., and Germany. Aside from the U.K., our select country positions contributed to performance over 2020. At the end of 2020, our U.K. exposure ranked as one of our most favored overweights focusing on risk for potential reward. Within fixed income, our increased allocations to U.S. credit and duration paid off in the 2nd half of 2020. The Fed’s bond purchasing program meaningfully benefited credit exposures, especially high yield bonds. High yield spreads continued to tighten to relatively unattractive levels at the end of 2020 and remains an area we plan to watch closely in 2021.

The Morningstar Income and Growth ETF Asset Allocation Portfolio Class II returned 8.43% in 2020, while the fund’s primary benchmark returned 12.33% during the same period. Within fixed income, our increased allocations to U.S. credit and duration paid off in the 2nd half of 2020. The Fed’s bond purchasing program meaningfully benefited credit exposures, especially high yield bonds. High yield spreads continued to tighten to relatively unattractive levels at the end of 2020 and remains an area we plan to watch closely in 2021. Since the 1st quarter drawdown, the Portfolio has been positioned with the aim of benefitting from a broader global recovery driven by underlying fundamentals and valuations to support the market prices. While that sounds reasonable, it was largely absent in the narrow recovery rally we experienced in the 2nd and 3rd quarter of 2020. When looking at index price performance, U.S. large cap growth stocks declined less than half of value stocks in the 1st quarter and then proceeded to produce outsized returns relative to value in the next two quarters. It wasn’t until the 4th quarter that U.S. value and international stocks made up some ground on the historically wide gap between growth versus value and U.S. versus international stocks. At the end of 2020, the Portfolio had a tilt towards the value style and international equity which posted strong relative returns in the 4th quarter. The overweight to U.S. energy and financials detracted from performance for much of 2020. However, those exposures, including international developed and EM, were among the largest contributors in the 4th quarter. In 2020, we maintained dedicated country positions such as Japan, U.K., and Germany. Aside from the U.K., our select country positions contributed to performance over 2020. At the end of 2020, our U.K. exposure ranked as one of our most favored overweights focusing on risk for potential reward.

The Morningstar Conservative ETF Asset Allocation Portfolio Class II returned 6.49% in 2020, while the fund’s primary benchmark returned 9.77% during the same period. Within fixed income, our increased allocations to U.S. credit and duration paid off in the 2nd half of 2020. The Fed’s bond purchasing program meaningfully benefited credit exposures, especially high yield bonds. High yield spreads continued to tighten to relatively unattractive levels at the end of 2020 and remains an area we plan to watch closely in 2021. Since the 1st quarter drawdown, the Portfolio has been positioned with the aim of benefitting from a broader global recovery driven by underlying fundamentals and valuations to support the market prices. While that sounds reasonable, it was largely absent in the narrow recovery rally we experienced in the 2nd and 3rd quarter of 2020. When looking at index price performance, U.S. large cap growth stocks declined less than half of value stocks in the 1st quarter and then proceeded to produce outsized returns relative to value in the next two quarters. It wasn’t until the 4th quarter that U.S. value and international stocks made up some ground on the historically wide gap between growth versus value and U.S. versus international stocks. At the end of 2020, the Portfolio had a tilt towards the value style and international equity which posted strong relative returns in the 4th quarter. The overweight to U.S. energy detracted from performance for much of 2020. However, those exposures, including international developed and EM, were among the largest contributors in the 4th quarter. In 2020, we maintained dedicated country positions such as Japan, U.K., and Germany. Aside from the U.K., our select country positions contributed to performance over 2020. At the end of 2020, our U.K. exposure ranked as one of our most favored overweights focusing on risk for potential reward.

4 | December 31, 2020

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2020 (Unaudited)

Morningstar Investment Management LLC

The statements and opinions expressed in this commentary are those of the author, are as of the date of this report, are subject to change, and may not reflect the author’s current views. The information, data, and analyses presented in this commentary do not constitute investment advice; are provided solely for informational purposes; and, therefore are not an offer to buy or sell a particular security. The data and/or information noted are from what we believe to be reliable sources; however, Morningstar Investment Management LLC has no control over the methods or means used to collect the data and/or information and therefore cannot guarantee its accuracy or completeness. The opinions and estimates noted are as of a certain date and subject to change.

Past performance does not guarantee future results. There is no assurance that the investment process will consistently lead to successful investing. Asset allocation and diversification do not eliminate the risk of experiencing investment losses.

This commentary contains certain forward-looking statements. We use words such as “expects”, “anticipates”, “believes”, “estimates”, “forecasts”, and similar expressions to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially and/or substantially from any future results, performance or achievements expressed or implied by those projected in the forward-looking statements for any reason.

Morningstar Investment Management LLC (“Morningstar Investment Management”) is a registered investment adviser and subsidiary of Morningstar, Inc. Morningstar Investment Management acts as a sub-adviser to ALPS Advisors, Inc. (“ALPS”) by providing recommendations to ALPS regarding asset allocation targets and selection of securities appropriate for the Morningstar ETF Allocation Series. Morningstar Investment Management selects securities for Morningstar ETF Allocation Series from the universe of investments made available through ALPS.

Morningstar Investment Management LLC is not acting in the capacity of advisor to individual clients. Asset Allocation target allocations are subject to change without notice. Morningstar Investment Management establishes the allocations using its proprietary asset classifications. If alternative classification methods are used, the allocations may not meet the asset allocation targets. Morningstar Investment Management LLC is not affiliated with ALPS Advisors, Inc.

5 | December 31, 2020

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2020 (Unaudited)

MORNINGSTAR ETF ASSET ALLOCATION SERIES PERFORMANCE SUMMARY

The illustration below is based on a hypothetical $10,000 investment in each of the respective Portfolios since inception (4/30/07). All results shown assume reinvestments of dividends and capital gains.

Conservative (return of $10,000 based on actual performance)

Balanced (return of $10,000 based on actual performance)

Aggressive Growth (return of $10,000 based on actual performance)

Income & Growth (return of $10,000 based on actual performance)

Growth (return of $10,000 based on actual performance)

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolios will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The graphs and tables on pages 6 and 7 do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance data does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

6 | December 31, 2020

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2020 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS | FOR THE PERIODS ENDED DECEMBER 31, 2020

					Since Inception	Annualized Expense Ratios as disclosed in current prospectus dated 4/30/20†
Portfolio	6 Months^^	1 Year	5 Year	10 Year	(4/30/07)	Gross	Net
Conservative - Class I	5.94%	6.80%	5.08%	3.91%	3.84%	0.71%	0.62%
Conservative - Class II	5.83%	6.49%	4.82%	3.64%	3.56%	0.96%	0.87%
Conservative Blended Benchmark (20% Equity)*(a)	7.35%	9.77%	6.44%	5.09%	4.98%
Blended Benchmark^(f)	5.24%	9.63%	6.49%	5.72%	5.37%
Income & Growth - Class I	10.40%	8.73%	6.79%	5.27%	4.46%	0.66%	0.63%
Income & Growth - Class II	10.22%	8.43%	6.51%	5.00%	4.20%	0.91%	0.88%
Income & Growth Blended Benchmark (40% Equity)*(b)	11.75%	12.33%	8.43%	6.81%	5.91%
Blended Benchmark^(g)	9.37%	12.18%	8.78%	7.84%	6.52%
Balanced - Class I	14.31%	9.41%	8.16%	6.54%	5.05%	0.63%	0.63%
Balanced - Class II	14.17%	9.12%	7.90%	6.26%	4.79%	0.88%	0.88%
Balanced Blended Benchmark (60% Equity)*(c)	16.19%	14.53%	10.29%	8.41%	6.67%
Blended Benchmark^(h)	13.58%	14.58%	11.04%	9.95%	7.60%
Growth - Class I	18.69%	10.26%	9.56%	7.52%	5.37%	0.64%	0.64%
Growth - Class II	18.59%	10.01%	9.29%	7.25%	5.10%	0.89%	0.89%
Growth Blended Benchmark (80% Equity)*(d)	20.63%	16.29%	11.95%	9.84%	7.20%
Blended Benchmark^(i)	17.85%	16.69%	13.20%	11.98%	8.55%
Aggressive Growth - Class I	22.55%	10.34%	10.45%	8.02%	5.37%	0.68%	0.66%
Aggressive Growth - Class II	22.36%	9.96%	10.17%	7.75%	5.10%	0.93%	0.91%
Aggressive Growth Blended Benchmark (95% Equity)*(e)	23.96%	17.48%	13.17%	10.93%	7.57%
Blended Benchmark^(j)	21.08%	18.00%	14.72%	13.41%	9.13%

Since each Portfolio does not seek to replicate its respective Blended benchmark*,^, performance results between the Portfolio and each respective benchmark can differ.

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolios will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The graphs and tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

*	(a) The Conservative Benchmark is a blended benchmark consisting of 14% Russell 3000 TR USD/ 6% Morningstar Global Markets ex-US NR Index USD / 58% Bloomberg Barclays U.S. Universal TR USD/ 12% FTSE WGBI NonUSD USD/ 10% ICE BofAML Treasury 3 Month TR Index; (b) The Income and Growth Benchmark is a blended benchmark consisting of 28% Russell 3000 TR USD/ 12% Morningstar Global Markets ex-US NR Index USD/ 46% Bloomberg Barclays U.S. Universal TR USD/ 9% FTSE WGBI NonUSD USD/ 5% ICE BofAML Treasury 3 Month TR Index; (c) The Balanced Benchmark is a blended benchmark consisting of 42% Russell 3000 TR USD/ 18% Morningstar Global Markets ex-US NR Index USD/ 32% Bloomberg Barclays U.S. Universal TR USD/ 6% FTSE WGBI NonUSD USD/ 2% ICE BofAML Treasury 3 Month TR Index; (d) The Growth Benchmark is a blended benchmark consisting of 56% Russell 3000 TR USD/ 24% Morningstar Global Markets ex-US NR Index USD/ 15% Bloomberg Barclays U.S. Universal TR USD/ 3% FTSE WGBI NonUSD USD/ 2% ICE BofAML Treasury 3 Month TR Index; (e) The Aggressive Growth Benchmark is a blended benchmark consisting of 67% Russell 3000 TR USD/ 28% Morningstar Global Markets ex-US NR Index USD/ 3% Bloomberg Barclays U.S. Universal TR USD/ 2% ICE BofAML Treasury 3 Month TR Index.

^	Blended Benchmark: (f) Blended benchmark of 20% S&P 500® Index/73% Bloomberg Barclays U.S. Aggregate Bond Index /7% ICE BofAML Treasury 3 Month TR Index for the Conservative Portfolio; (g) 40% S&P 500® Index/55% Bloomberg Barclays U.S. Aggregate Bond Index/5% ICE BofAML Treasury 3 Month TR Index for the Income & Growth Portfolio; (h) 60% S&P 500® Index/38% Bloomberg Barclays U.S. Aggregate Bond Index/2% ICE BofAML Treasury 3 Month TR Index for the Balanced Portfolio; (i) 80% S&P 500® Index/20% Bloomberg Barclays U.S. Aggregate Bond Index for the Growth Portfolio; and (j) 95% S&P 500® Index/5% Bloomberg Barclays U.S. Aggregate Bond Index for the Aggressive Growth Portfolio. Each index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index. The S&P 500® and the Barclays Indexes reflect the reinvestment of dividends.

^^	Total return for a period of less than one year is not annualized.

†	Also see Notes to Financial Statements (Note 6) for further description of Expense Limitation Agreement in effect and Financial Highlights tables for expense ratios as of December 31, 2020. Note the net expense ratios above, as shown in the current Prospectus, include estimated acquired fund fees, which are not incurred in the expense ratios stated throughout the rest of this report. The Adviser and Sub-Adviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that net expense ratios, excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions, and extraordinary expenses, do not exceed a maximum of 0.53% of Class I or Class II shares average daily net assets through April 29, 2021. This means that acquired fund fees and expenses and extraordinary expenses may cause the Portfolio’s gross expense ratios shown above to exceed the maximum amounts of 0.53% for Class I or Class II agreed to by the Adviser and Sub-Adviser.

7 | December 31, 2020

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2020 (Unaudited)

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) is the distributor for the Portfolios. The Distributor is not affiliated with the Sub-Adviser.

Morningstar Investment Management LLC (“Morningstar”) utilizes asset allocation models they have developed to allocate each Portfolio’s assets among the underlying exchange-traded funds (“ETFs”). Morningstar starts the investment process by scouring the globe for opportunities. Instead of tracking closely to an index-defined universe, Morningstar looks broadly, investigating asset classes, sub-asset classes, sectors, and securities in markets around the world. Morningstar applies a valuation analysis supported by in-depth fundamental research to find opportunities that are believed to be attractively priced. Morningstar prefers to invest in ideas that go against the market consensus because the only way to outperform is to be different from what the market has already included in the stock price. Morningstar also looks closely at each asset class’ risk, which can be complex, multifaceted, and vary over time. Morningstar believes that one of the best ways to control for risk is to buy fundamentally strong assets that appear to be underpriced. In-depth valuation analysis and contrarian indicators are the key ways Morningstar generates investment ideas. As valuation-driven investors, Morningstar primarily focuses on price changes relative to fair value through time. Given that markets are dynamic, Morningstar reassesses the portfolio given the changes in investment ideas, aggregate risks, and portfolio exposures. This iterative process reconsiders the opportunity set, with a constant eye on fundamental diversification and portfolio allocations.

MORNINGSTAR ETF ASSET ALLOCATION SERIES STRATEGIC ALLOCATION SUMMARY*

*	As of December 31, 2020.

The table below shows there were no changes in the strategic allocations provided by Morningstar’s proprietary asset allocation methodology for the period ended December 31, 2020. Portfolio holdings are influenced by the strategic allocations, but actual investment percentages in each category may vary from time to time. See each Portfolio’s Schedule of Investments on the following pages for actual holdings allocations as of December 31, 2020.

	Conservative as of		Income & Growth as of		Balanced as of		Growth as of		Aggressive Growth as of
Asset Classes	12/31/2020	6/30/2020	12/31/2020	6/30/2020	12/31/2020	6/30/2020	12/31/2020	6/30/2020	12/31/2020	6/30/2020
U.S. Equity	12.0%	12.0%	24.5%	24.5%	36.0%	36.0%	47.5%	47.5%	57.5%	57.5%
Non-U.S. Equity	8.0%	8.0%	15.5%	15.5%	24.0%	24.0%	32.5%	32.5%	37.5%	37.5%
U.S. Bonds	70.5%	70.5%	54.0%	54.0%	35.0%	35.0%	20.0%	20.0%	5.0%	5.0%
Non-U.S. Bonds	7.5%	7.5%	4.0%	4.0%	3.0%	3.0%	0.0%	0.0%	0.0%	0.0%
Cash Equivalents	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	0.0%	0.0%	0.0%	0.0%

Each Portfolio allocates investments among multiple ETF asset classes including: U.S. equity, fixed income, real estate, and international ETFs. Asset allocation does not assure a profit or protect against down markets. Equity securities are subject to investment risk, including possible loss of principal amount invested. The stocks of smaller companies are subject to above-average market-price fluctuations. There are specific risks associated with international investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Real estate investments are subject to specific risks, such as risks related to general and local economic conditions and risks related to individual properties. Fixed income securities are subject to interest rate risk, prepayment risk, and market risk.

The Morningstar ETF Allocation Series Portfolios are not ETFs; instead, they consist of five risk-based asset allocation portfolios that invest in underlying ETFs, which are typically open-end investment companies or unit investment trusts.

8 | December 31, 2020

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2020 (Unaudited)

Conservative – Asset Class Allocation#

(as a percentage of net assets)

Balanced – Asset Class Allocation#

(as a percentage of net assets)

Aggressive Growth – Asset Class Allocation#

(as a percentage of net assets)

Income & Growth – Asset Class Allocation#

(as a percentage of net assets)

Growth – Asset Class Allocation#

(as a percentage of net assets)

#	Portfolio asset classifications used in this chart are employed by one or more widely recognized market indexes or ratings group indexes, and/or are defined by Portfolio management. These classifications have been applied to the securities owned by the underlying ETFs held by each Portfolio as of December 31, 2020 and these underlying securities holdings are shown as a percentage of total Portfolio market value. These asset classifications are unaudited and do not reflect the legal status of any of the investments or companies in which the underlying ETF has invested. Holdings are subject to change and may not reflect the current or future position of the Portfolio.

*	Cash position shown includes all amounts related to pending purchases and sales of investment securities as of December 31, 2020. Holdings are subject to change and do not reflect the current or future position of the Portfolio.

9 | December 31, 2020

Morningstar Conservative ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2020

Security Description	Shares	Value
Exchange Traded Funds - 99.16%
iShares - 12.51%
iShares® Broad USD High Yield Corporate Bond ETF	50,065	$2,065,682
iShares® Core S&P 500® ETF	2,527	948,611
iShares® Core S&P® Mid-Cap ETF	2,450	563,084
iShares® JP Morgan USD Emerging Markets Bond ETF	8,084	937,016
iShares® MSCI United Kingdom ETF	6,339	185,669

Total iShares		4,700,062

Other - 86.65%
JPMorgan BetaBuilders Japan ETF	13,844	387,632
Schwab Fundamental Emerging Markets Large Company Index ETF	13,507	381,708
Schwab Fundamental International Large Company Index ETF	25,717	752,994
Schwab US TIPS ETF	33,352	2,070,492
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF	22,509	748,874
Vanguard® Energy ETF	7,195	373,133
Vanguard® FTSE Developed Markets ETF	24,031	1,134,504
Vanguard® FTSE Emerging Markets ETF	7,652	383,442
Vanguard® Intermediate-Term Corporate Bond ETF	23,230	2,256,562
Vanguard® Intermediate-Term Government Bond ETF	32,453	2,252,887
Vanguard® Long-Term Bond ETF	13,660	1,497,682
Vanguard® Mortgage-Backed Securities ETF	48,540	2,624,558
Vanguard® Short-Term Bond ETF	79,287	6,572,892
Vanguard® Total Bond Market ETF	98,096	8,651,086
Vanguard® Total Stock Market ETF	9,730	1,893,847
Vanguard® Value ETF	4,804	571,484

Total Other		32,553,777

Total Exchange Traded Funds
(Cost $34,656,538)		37,253,839
Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 0.94%
State Street Institutional Treasury Plus Money Market Fund	0.030%	353,376	$353,376

Total Short-Term Investments
(Cost $353,376)			353,376

Total Investments -100.10%
(Total cost $35,009,914)			37,607,215

Liabilities in Excess of Other Assets - (0.10)%			(37,367)

Net Assets - 100.00%			$37,569,848

See Notes to Financial Statements.

10 | December 31, 2020

Morningstar Income and Growth ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2020

Security Description	Shares	Value
Exchange Traded Funds - 99.09%
iShares - 16.95%
iShares® Broad USD High Yield Corporate Bond ETF	75,902	$3,131,717
iShares® Core S&P 500® ETF	8,539	3,205,455
iShares® Core S&P® Mid-Cap ETF	12,533	2,880,459
iShares® JP Morgan USD Emerging Markets Bond ETF	6,095	706,472
iShares® MSCI Germany ETF	23,150	735,476
iShares® MSCI United Kingdom ETF	37,153	1,088,211

Total iShares		11,747,790

Other - 82.14%
JPMorgan BetaBuilders Japan ETF	40,385	1,130,780
Schwab Fundamental Emerging Markets Large Company Index ETF	39,378	1,112,822
Schwab Fundamental International Large Company Index ETF	95,758	2,803,794
Schwab US TIPS ETF	49,019	3,043,099
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF	32,485	1,080,776
Vanguard® Consumer Staples ETF	4,099	712,898
Vanguard® Energy ETF	20,098	1,042,282
Vanguard® Financials ETF	10,720	780,952
Vanguard® FTSE Developed Markets ETF	82,662	3,902,473
Vanguard® FTSE Emerging Markets ETF	29,489	1,477,694
Vanguard® Intermediate-Term Corporate Bond ETF	34,850	3,385,329
Vanguard® Intermediate-Term Government Bond ETF	38,192	2,651,289
Vanguard® Long-Term Bond ETF	17,650	1,935,146
Vanguard® Mortgage-Backed Securities ETF	31,046	1,678,657
Vanguard® Short-Term Bond ETF	80,542	6,676,932
Vanguard® Small-Cap Value ETF	5,410	769,356
Vanguard® Total Bond Market ETF	177,356	15,641,026
Vanguard® Total Stock Market ETF	25,472	4,957,870
Vanguard® Value ETF	17,960	2,136,522

Total Other		56,919,697

Total Exchange Traded Funds
(Cost $61,154,848)		68,667,487
Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 1.39%
State Street Institutional Treasury Plus Money Market Fund	0.030%	967,138	$967,138

Total Short-Term Investments
(Cost $967,138)			967,138

Total Investments -100.48%
(Total cost $62,121,986)			69,634,625

Liabilities in Excess of Other Assets - (0.48)%			(334,670)

Net Assets - 100.00%			$69,299,955

See Notes to Financial Statements.

11 | December 31, 2020

Morningstar Balanced ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2020

Security Description	Shares	Value
Exchange Traded Funds - 99.08%
iShares - 23.13%
iShares® Broad USD High Yield Corporate Bond ETF	149,363	$6,162,717
iShares® Core S&P 500® ETF	43,060	16,164,294
iShares® Core S&P® Mid-Cap ETF	48,693	11,191,112
iShares® JP Morgan USD Emerging Markets Bond ETF	15,151	1,756,153
iShares® MSCI Germany ETF	84,160	2,673,763
iShares® MSCI United Kingdom ETF	121,549	3,560,170

Total iShares		41,508,209

Other - 75.95%
JPMorgan BetaBuilders Japan ETF	130,480	3,653,440
Schwab Fundamental Emerging Markets Large Company Index ETF	129,942	3,672,161
Schwab Fundamental International Large Company Index ETF	369,864	10,829,618
Schwab US TIPS ETF	56,380	3,500,070
VanEck Vectors® J.P. Morgan EM Local Currency Bond ETF	51,475	1,712,573
Vanguard® Consumer Staples ETF	9,811	1,706,329
Vanguard® Energy ETF	90,573	4,697,116
Vanguard® Financials ETF	53,000	3,861,050
Vanguard® FTSE Developed Markets ETF	270,390	12,765,112
Vanguard® FTSE Emerging Markets ETF	108,934	5,458,683
Vanguard® Intermediate-Term Corporate Bond ETF	53,580	5,204,761
Vanguard® Intermediate-Term Government Bond ETF	86,268	5,988,725
Vanguard® Long-Term Bond ETF	30,780	3,374,719
Vanguard® Mortgage-Backed Securities ETF	31,759	1,717,209
Vanguard® Short-Term Bond ETF	41,648	3,452,619
Vanguard® Small-Cap Value ETF	13,843	1,968,613
Vanguard® Total Bond Market ETF	403,467	35,581,755
Vanguard® Total Stock Market ETF	84,350	16,417,884
Vanguard® Value ETF	60,289	7,171,979
Xtrackers MSCI EAFE Hedged Equity ETF	106,154	3,567,836

Total Other		136,302,252

Total Exchange Traded Funds
(Cost $153,885,051)		177,810,461
Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 0.99%
State Street Institutional Treasury Plus Money Market Fund	0.030%	1,772,006	$1,772,006

Total Short-Term Investments
(Cost $1,772,006)			1,772,006

Total Investments -100.07%
(Total cost $155,657,057)			179,582,467

Liabilities in Excess of Other Assets - (0.07)%			(130,486)

Net Assets - 100.00%			$179,451,981

See Notes to Financial Statements.

12 | December 31, 2020

Morningstar Growth ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2020

Security Description	Shares	Value
Exchange Traded Funds - 100.06%
iShares - 25.35%
iShares® Broad USD High Yield Corporate Bond ETF	79,130	$3,264,904
iShares® Core S&P 500® ETF	67,594	25,374,112
iShares® Core S&P® Mid-Cap ETF	77,985	17,923,292
iShares® MSCI Germany ETF	178,957	5,685,464
iShares® MSCI United Kingdom ETF	238,970	6,999,431

Total iShares		59,247,203

Other - 74.71%
JPMorgan BetaBuilders Japan ETF	253,994	7,111,832
Schwab Fundamental Emerging Markets Large Company Index ETF	212,900	6,016,554
Schwab Fundamental International Large Company Index ETF	567,102	16,604,747
Vanguard® Consumer Staples ETF	19,671	3,421,180
Vanguard® Energy ETF	141,246	7,325,018
Vanguard® Financials ETF	85,750	6,246,887
Vanguard® FTSE Developed Markets ETF	524,666	24,769,482
Vanguard® FTSE Emerging Markets ETF	163,740	8,205,011
Vanguard® Intermediate-Term Corporate Bond ETF	21,790	2,116,681
Vanguard® Intermediate-Term Government Bond ETF	59,153	4,106,401
Vanguard® Short-Term Bond ETF	25,322	2,099,194
Vanguard® Small-Cap ETF	13,591	2,645,896
Vanguard® Small-Cap Value ETF	18,755	2,667,148
Vanguard® Total Bond Market ETF	376,658	33,217,469
Vanguard® Total Stock Market ETF	143,784	27,986,118
Vanguard® Value ETF	119,706	14,240,226
Xtrackers MSCI EAFE Hedged Equity ETF	172,297	5,790,902

Total Other		174,570,746

Total Exchange Traded Funds
(Cost $195,874,046)		233,817,949

Total Investments - 100.06%
(Total cost $195,874,046)		233,817,949

Liabilities in Excess of Other Assets - (0.06)%		(149,015)

Net Assets - 100.00%		$233,668,934

See Notes to Financial Statements.

13 | December 31, 2020

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2020

Security Description	Shares	Value
Exchange Traded Funds - 100.14%
iShares - 30.13%
iShares® Core S&P 500® ETF	41,386	$15,535,891
iShares® Core S&P® Mid-Cap ETF	48,684	11,189,044
iShares® MSCI Germany ETF	140,020	4,448,435
iShares® MSCI South Korea ETF	31,967	2,750,760
iShares® MSCI United Kingdom ETF	175,279	5,133,922

Total iShares		39,058,052

Other - 70.01%
JPMorgan BetaBuilders Japan ETF	160,755	4,501,140
Schwab Fundamental Emerging Markets Large Company Index ETF	184,536	5,214,987
Schwab Fundamental International Large Company Index ETF	356,660	10,443,005
Vanguard® Consumer Staples ETF	14,056	2,444,619
Vanguard® Energy ETF	90,229	4,679,276
Vanguard® Financials ETF	65,200	4,749,820
Vanguard® FTSE Developed Markets ETF	301,813	14,248,592
Vanguard® FTSE Emerging Markets ETF	75,542	3,785,410
Vanguard® Small-Cap ETF	13,878	2,701,769
Vanguard® Small-Cap Value ETF	14,463	2,056,783
Vanguard® Total Bond Market ETF	72,102	6,358,675
Vanguard® Total Stock Market ETF	93,129	18,126,629
Vanguard® Value ETF	70,149	8,344,925
Xtrackers MSCI EAFE Hedged Equity ETF	92,661	3,114,336

Total Other		90,769,966

Total Exchange Traded Funds
(Cost $107,258,415)		129,828,018

Total Investments - 100.14%
(Total cost $107,258,415)		129,828,018

Liabilities in Excess of Other Assets - (0.14)%		(175,224)

Net Assets - 100.00%		$129,652,794

See Notes to Financial Statements.

14 | December 31, 2020

Morningstar ETF Asset Allocation Series

Statements of Assets and Liabilities	As of December 31, 2020

	Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Aggressive Growth ETF Asset Allocation Portfolio
ASSETS:

Investments, at value	$37,607,215	$69,634,625	$179,582,467	$233,817,949	$129,828,018
Receivable for investments sold	–	–	–	267,841	209,080
Receivable for shares sold	6,485	4,396	6,826	20,433	8,490
Dividends receivable	2,912	4,206	6,681	–	–
Other assets	700	1,311	2,955	3,724	1,907
Total Assets	37,617,312	69,644,538	179,598,929	234,109,947	130,047,495

LIABILITIES:

Payable to custodian for overdraft	–	–	–	261,948	62,491
Payable for investments purchased	–	273,234	–	–	142,020
Payable for shares redeemed	5,274	7,824	16,069	24,732	102,794
Payable to advisor	9,595	23,009	65,694	86,142	44,128
Payable for distribution and service fees	7,171	13,269	31,283	27,880	11,223
Payable for audit fees	17,814	17,814	17,814	17,814	17,814
Accrued expenses and other liabilities	7,610	9,433	16,088	22,497	14,231
Total Liabilities	47,464	344,583	146,948	441,013	394,701
Net Assets	$37,569,848	$69,299,955	$179,451,981	$233,668,934	$129,652,794

NET ASSETS CONSIST OF:

Paid-in capital	$34,012,978	$59,178,091	$147,128,728	$184,661,625	$102,751,347
Total distributable earnings	3,556,870	10,121,864	32,323,253	49,007,309	26,901,447
Net Assets	$37,569,848	$69,299,955	$179,451,981	$233,668,934	$129,652,794

Investments, at Cost	$35,009,914	$62,121,986	$155,657,057	$195,874,046	$107,258,415

PRICING OF SHARES:

Class I:
Net Assets	$4,334,326	$6,332,923	$30,293,349	$101,796,027	$76,410,215
Shares of beneficial interest outstanding	372,160	610,364	2,729,776	8,704,788	5,821,519
Net assets value, offering and redemption price per share	$11.65	$10.38	$11.10	$11.69	$13.13

Class II:
Net Assets	$33,235,522	$62,967,032	$149,158,632	$131,872,907	$53,242,579
Shares of beneficial interest outstanding	2,867,204	5,715,438	13,272,138	11,503,037	4,101,824
Net assets value, offering and redemption price per share	$11.59	$11.02	$11.24	$11.46	$12.98

See Notes to Financial Statements.

15 | December 31, 2020

Morningstar ETF Asset Allocation Series

Statements of Operations	For the Year Ended December 31, 2020

	Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Aggressive Growth ETF Asset Allocation Portfolio
INVESTMENT INCOME:
Dividends	$795,356	$1,495,129	$3,670,016	$4,707,454	$2,506,614
Total Investment Income	795,356	1,495,129	3,670,016	4,707,454	2,506,614

EXPENSES:
Investment advisor fee	162,565	304,899	723,101	943,719	498,920
12b-1 fees:
Class II	79,736	153,955	334,001	303,783	118,538
Custodian fees	6,840	5,137	9,644	17,037	9,109
Administration fees	8,110	8,110	8,110	8,110	8,110
Legal fees	3,396	6,672	16,221	21,196	10,992
Audit fees	17,688	17,746	17,901	17,986	17,814
Trustees' fees and expenses	9,569	18,111	42,530	55,599	29,103
Report to shareholder fees	3,874	6,036	13,391	20,369	13,594
Other expenses	13,363	16,107	26,789	32,062	21,323
Total expenses before waiver/reimbursements	305,141	536,773	1,191,688	1,419,861	727,503
Less fees waived/reimbursed by investment advisor
Class I	(3,979)	(2,020)	(959)	(1,802)	(12,059)
Class II	(29,818)	(21,656)	(4,740)	(2,542)	(9,014)
Total Net Expenses	271,344	513,097	1,185,989	1,415,517	706,430
Net Investment Income	524,012	982,032	2,484,027	3,291,937	1,800,184

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	675,242	1,880,698	6,333,488	8,431,282	2,716,921
Long-term capital gain distributions from other investment companies	58,845	80,152	155,115	63,520	7,466
Net change in unrealized appreciation on investments	1,218,494	2,356,915	4,756,345	8,873,338	7,732,936
Net Realized and Unrealized Gain on Investments	1,952,581	4,317,765	11,244,948	17,368,140	10,457,323
Net Increase in Net Assets Resulting from Operations	$2,476,593	$5,299,797	$13,728,975	$20,660,077	$12,257,507

See Notes to Financial Statements.

16 | December 31, 2020

Morningstar Conservative ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
OPERATIONS:

Net investment income	$524,012	$653,969
Net realized gain	675,242	193,873
Long-term capital gain distributions from other investment companies	58,845	–
Net change in unrealized appreciation	1,218,494	2,229,172
Net increase in net assets resulting from operations	2,476,593	3,077,014

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(102,256)	(128,761)
Class II	(757,895)	(824,934)
Total distributions	(860,151)	(953,695)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	645,876	618,913
Issued to shareholders in reinvestment of distributions	102,256	128,761
Cost of shares redeemed	(954,884)	(527,321)
Net increase/(decrease) from share transactions	(206,752)	220,353
Class II
Proceeds from sale of shares	18,818,243	6,883,778
Issued to shareholders in reinvestment of distributions	757,895	824,934
Cost of shares redeemed	(18,123,816)	(8,771,085)
Net increase/(decrease) from share transactions	1,452,322	(1,062,373)

Net increase in net assets	2,862,012	1,281,299

NET ASSETS:

Beginning of year	34,707,836	33,426,537
End of year	$37,569,848	$34,707,836

OTHER INFORMATION - SHARES:

Class I
Sold	57,004	55,885
Reinvested	8,846	11,621
Redeemed	(83,933)	(47,909)
Net increase/(decrease) in shares outstanding	(18,083)	19,597

Class II
Sold	1,688,966	625,614
Reinvested	65,846	74,790
Redeemed	(1,614,343)	(799,370)
Net increase/(decrease) in shares outstanding	140,469	(98,966)

See Notes to Financial Statements.

17 | December 31, 2020

Morningstar Income and Growth ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
OPERATIONS:

Net investment income	$982,032	$1,412,666
Net realized gain	1,880,698	825,407
Long-term capital gain distributions from other investment companies	80,152	–
Net change in unrealized appreciation	2,356,915	6,545,751
Net increase in net assets resulting from operations	5,299,797	8,783,824

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(222,482)	(266,690)
Class II	(1,973,856)	(2,840,464)
Total distributions	(2,196,338)	(3,107,154)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	909,590	722,318
Issued to shareholders in reinvestment of distributions	222,482	266,690
Cost of shares redeemed	(720,943)	(886,207)
Net increase from share transactions	411,129	102,801
Class II
Proceeds from sale of shares	5,688,539	7,490,992
Issued to shareholders in reinvestment of distributions	1,973,856	2,840,464
Cost of shares redeemed	(13,855,660)	(14,220,652)
Net decrease from share transactions	(6,193,265)	(3,889,196)

Net increase/(decrease) in net assets	(2,678,677)	1,890,275

NET ASSETS:

Beginning of year	71,978,632	70,088,357
End of year	$69,299,955	$71,978,632

OTHER INFORMATION - SHARES:

Class I
Sold	92,241	73,463
Reinvested	21,663	27,325
Redeemed	(73,110)	(89,126)
Net increase in shares outstanding	40,794	11,662

Class II
Sold	549,296	723,555
Reinvested	180,922	274,706
Redeemed	(1,338,434)	(1,367,296)
Net decrease in shares outstanding	(608,216)	(369,035)

See Notes to Financial Statements.

18 | December 31, 2020

Morningstar Balanced ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
OPERATIONS:

Net investment income	$2,484,027	$3,431,563
Net realized gain	6,333,488	2,194,950
Long-term capital gain distributions from other investment companies	155,115	–
Net change in unrealized appreciation	4,756,345	20,213,224
Net increase in net assets resulting from operations	13,728,975	25,839,737

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(993,719)	(1,154,134)
Class II	(4,588,072)	(5,612,030)
Total distributions	(5,581,791)	(6,766,164)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	3,175,861	2,816,912
Issued to shareholders in reinvestment of distributions	993,719	1,154,134
Cost of shares redeemed	(3,062,996)	(4,081,377)
Net increase/(decrease) from share transactions	1,106,584	(110,331)
Class II
Proceeds from sale of shares	17,455,053	9,074,261
Issued to shareholders in reinvestment of distributions	4,588,072	5,612,030
Cost of shares redeemed	(23,575,084)	(28,651,317)
Net decrease from share transactions	(1,531,959)	(13,965,026)

Net increase in net assets	7,721,809	4,998,216

NET ASSETS:

Beginning of year	171,730,172	166,731,956
End of year	$179,451,981	$171,730,172

OTHER INFORMATION - SHARES:

Class I
Sold	308,748	273,581
Reinvested	90,585	112,052
Redeemed	(308,932)	(397,531)
Net increase/(decrease) in shares outstanding	90,401	(11,898)

Class II
Sold	1,637,954	879,001
Reinvested	412,968	538,066
Redeemed	(2,321,293)	(2,761,525)
Net decrease in shares outstanding	(270,371)	(1,344,458)

See Notes to Financial Statements.

19 | December 31, 2020

Morningstar Growth ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
OPERATIONS:

Net investment income	$3,291,937	$4,518,312
Net realized gain	8,431,282	6,465,966
Long-term capital gain distributions from other investment companies	63,520	–
Net change in unrealized appreciation	8,873,338	28,311,970
Net increase in net assets resulting from operations	20,660,077	39,296,248

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(4,679,798)	(5,618,555)
Class II	(5,956,158)	(8,275,596)
Total distributions	(10,635,956)	(13,894,151)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	7,403,181	8,006,710
Issued to shareholders in reinvestment of distributions	4,679,798	5,618,555
Cost of shares redeemed	(6,353,295)	(12,127,486)
Net increase from share transactions	5,729,684	1,497,779
Class II
Proceeds from sale of shares	12,055,432	16,997,518
Issued to shareholders in reinvestment of distributions	5,956,158	8,275,596
Cost of shares redeemed	(27,271,241)	(27,088,283)
Net decrease from share transactions	(9,259,651)	(1,815,169)

Net increase in net assets	6,494,154	25,084,707

NET ASSETS:

Beginning of year	227,174,780	202,090,073
End of year	$233,668,934	$227,174,780

OTHER INFORMATION - SHARES:

Class I
Sold	701,893	731,124
Reinvested	405,528	517,839
Redeemed	(606,866)	(1,100,730)
Net increase in shares outstanding	500,555	148,233

Class II
Sold	1,165,916	1,581,320
Reinvested	526,628	777,051
Redeemed	(2,645,497)	(2,514,222)
Net decrease in shares outstanding	(952,953)	(155,851)

See Notes to Financial Statements.

20 | December 31, 2020

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
OPERATIONS:

Net investment income	$1,800,184	$2,257,842
Net realized gain	2,716,921	2,304,905
Long-term capital gain distributions from other investment companies	7,466	–
Net change in unrealized appreciation	7,732,936	16,299,941
Net increase in net assets resulting from operations	12,257,507	20,862,688

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(2,734,191)	(3,210,551)
Class II	(1,851,426)	(2,498,762)
Total distributions	(4,585,617)	(5,709,313)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	8,571,638	9,176,369
Issued to shareholders in reinvestment of distributions	2,734,191	3,210,551
Cost of shares redeemed	(4,561,933)	(4,786,948)
Net increase from share transactions	6,743,896	7,599,972
Class II
Proceeds from sale of shares	8,782,518	9,795,791
Issued to shareholders in reinvestment of distributions	1,851,426	2,498,762
Cost of shares redeemed	(12,163,352)	(10,984,412)
Net increase/(decrease) from share transactions	(1,529,408)	1,310,141

Net increase in net assets	12,886,378	24,063,488

NET ASSETS:

Beginning of year	116,766,416	92,702,928
End of year	$129,652,794	$116,766,416

OTHER INFORMATION - SHARES:

Class I
Sold	745,782	771,486
Reinvested	211,789	267,323
Redeemed	(388,591)	(401,041)
Net increase in shares outstanding	568,980	637,768

Class II
Sold	772,378	829,441
Reinvested	144,982	210,157
Redeemed	(1,058,048)	(942,216)
Net increase/(decrease) in shares outstanding	(140,688)	97,382

See Notes to Financial Statements.

21 | December 31, 2020

Morningstar Conservative ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$11.18	$10.50	$11.16	$10.75	$10.72
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.19	0.24	0.25	0.25	0.22
Net realized and unrealized gain/(loss) on investments	0.56	0.78	(0.48)	0.44	0.30
Total income/(loss) from investment operations	0.75	1.02	(0.23)	0.69	0.52

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.22)	(0.25)	(0.27)	(0.23)	(0.20)
From net realized gain	(0.06)	(0.09)	(0.16)	(0.05)	(0.29)
Total distributions	(0.28)	(0.34)	(0.43)	(0.28)	(0.49)
Net increase/(decrease) in net asset value	0.47	0.68	(0.66)	0.41	0.03
Net asset value - end of year	$11.65	$11.18	$10.50	$11.16	$10.75

Total Return*	6.80%	9.75%	(2.09)%	6.45%	4.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$4,334	$4,362	$3,891	$3,888	$3,714
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.62%	0.62%	0.59%	0.57%	0.58%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income after waiver/reimbursements	1.65%	2.17%	2.24%	2.27%	1.97%
Portfolio turnover rate	73%	17%	47%	35%	55%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Prior to April 30, 2016, the Morningstar Conservative ETF Asset Allocation Portfolio was known as Ibbotson Conservative ETF Asset Allocation Portfolio.

(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

22 | December 31, 2020

Morningstar Conservative ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$11.13	$10.45	$11.11	$10.70	$10.67
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.16	0.21	0.22	0.22	0.18
Net realized and unrealized gain/(loss) on investments	0.56	0.78	(0.48)	0.44	0.31
Total income/(loss) from investment operations	0.72	0.99	(0.26)	0.66	0.49

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.20)	(0.22)	(0.24)	(0.20)	(0.17)
From net realized gain	(0.06)	(0.09)	(0.16)	(0.05)	(0.29)
Total distributions	(0.26)	(0.31)	(0.40)	(0.25)	(0.46)
Net increase/(decrease) in net asset value	0.46	0.68	(0.66)	0.41	0.03
Net asset value - end of year	$11.59	$11.13	$10.45	$11.11	$10.70

Total Return*	6.49%	9.53%	(2.37)%	6.20%	4.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$33,236	$30,346	$29,536	$31,368	$31,705
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.87%	0.87%	0.84%	0.82%	0.83%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income after waiver/reimbursements	1.42%	1.90%	1.98%	2.00%	1.66%
Portfolio turnover rate	73%	17%	47%	35%	55%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Prior to April 30, 2016, the Morningstar Conservative ETF Asset Allocation Portfolio was known as Ibbotson Conservative ETF Asset Allocation Portfolio.

(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

23 | December 31, 2020

Morningstar Income and Growth ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$9.90	$9.19	$10.26	$10.00	$10.12
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.17	0.22	0.22	0.23	0.20
Net realized and unrealized gain/(loss) on investments	0.69	0.99	(0.63)	0.78	0.49
Total income/(loss) from investment operations	0.86	1.21	(0.41)	1.01	0.69

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.25)	(0.25)	(0.25)	(0.23)	(0.23)
From net realized gain	(0.13)	(0.25)	(0.41)	(0.52)	(0.58)
Total distributions	(0.38)	(0.50)	(0.66)	(0.75)	(0.81)
Net increase/(decrease) in net asset value	0.48	0.71	(1.07)	0.26	(0.12)
Net asset value - end of year	$10.38	$9.90	$9.19	$10.26	$10.00

Total Return*	8.73%	13.19%	(3.99)%	10.12%	6.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$6,333	$5,640	$5,126	$5,385	$4,712
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.57%	0.56%	0.54%	0.54%	0.54%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income after waiver/reimbursements	1.72%	2.19%	2.18%	2.16%	1.92%
Portfolio turnover rate	47%	10%	35%	34%	40%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Prior to April 30, 2016, the Morningstar Income and Growth ETF Asset Allocation Portfolio was known as Ibbotson Income and Growth ETF Asset Allocation Portfolio.

(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

24 | December 31, 2020

Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$10.49	$9.71	$10.80	$10.48	$10.57
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.15	0.20	0.20	0.21	0.18
Net realized and unrealized gain/(loss) on investments	0.73	1.05	(0.66)	0.83	0.50
Total income/(loss) from investment operations	0.88	1.25	(0.46)	1.04	0.68

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.22)	(0.22)	(0.22)	(0.20)	(0.19)
From net realized gain	(0.13)	(0.25)	(0.41)	(0.52)	(0.58)
Total distributions	(0.35)	(0.47)	(0.63)	(0.72)	(0.77)
Net increase/(decrease) in net asset value	0.53	0.78	(1.09)	0.32	(0.09)
Net asset value - end of year	$11.02	$10.49	$9.71	$10.80	$10.48

Total Return*	8.43%	12.90%	(4.25)%	9.94%	6.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$62,967	$66,339	$64,962	$75,371	$77,704
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.81%	0.81%	0.79%	0.79%	0.79%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income after waiver/reimbursements	1.42%	1.93%	1.90%	1.88%	1.63%
Portfolio turnover rate	47%	10%	35%	34%	40%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Prior to April 30, 2016, the Morningstar Income and Growth ETF Asset Allocation Portfolio was known as Ibbotson Income and Growth ETF Asset Allocation Portfolio.

(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

25 | December 31, 2020

Morningstar Balanced ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$10.50	$9.41	$11.29	$10.78	$10.64
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.18	0.23	0.23	0.24	0.21
Net realized and unrealized gain/(loss) on investments	0.80	1.32	(0.89)	1.22	0.72
Total income/(loss) from investment operations	0.98	1.55	(0.66)	1.46	0.93

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.24)	(0.25)	(0.25)	(0.22)	(0.23)
From net realized gain	(0.14)	(0.21)	(0.97)	(0.73)	(0.56)
Total distributions	(0.38)	(0.46)	(1.22)	(0.95)	(0.79)
Net increase/(decrease) in net asset value	0.60	1.09	(1.88)	0.51	0.14
Net asset value - end of year	$11.10	$10.50	$9.41	$11.29	$10.78

Total Return*	9.41%	16.57%	(6.02)%	13.65%	8.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$30,293	$27,725	$24,962	$26,516	$22,388
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.53%	0.53%	0.52%	0.51%	0.52%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.52%	0.51%	0.52%
Net investment income after waiver/reimbursements	1.76%	2.23%	2.09%	2.06%	1.86%
Portfolio turnover rate	53%	7%	23%	38%	34%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Prior to April 30, 2016, the Morningstar Balanced ETF Asset Allocation Portfolio was known as Ibbotson Balanced ETF Asset Allocation Portfolio.

(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

26 | December 31, 2020

Morningstar Balanced ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$10.63	$9.52	$11.40	$10.88	$10.72
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.16	0.20	0.20	0.21	0.17
Net realized and unrealized gain/(loss) on investments	0.81	1.33	(0.89)	1.23	0.74
Total income/(loss) from investment operations	0.97	1.53	(0.69)	1.44	0.91

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.22)	(0.21)	(0.22)	(0.19)	(0.19)
From net realized gain	(0.14)	(0.21)	(0.97)	(0.73)	(0.56)
Total distributions	(0.36)	(0.42)	(1.19)	(0.92)	(0.75)
Net increase/(decrease) in net asset value	0.61	1.11	(1.88)	0.52	0.16
Net asset value - end of year	$11.24	$10.63	$9.52	$11.40	$10.88

Total Return*	9.12%	16.26%	(6.23)%	13.33%	8.48%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$149,159	$144,005	$141,770	$168,957	$164,720
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.78%	0.78%	0.77%	0.76%	0.77%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.77%	0.76%	0.77%
Net investment income after waiver/reimbursements	1.50%	1.96%	1.82%	1.78%	1.56%
Portfolio turnover rate	53%	7%	23%	38%	34%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2016, the Morningstar Balanced ETF Asset Allocation Portfolio was known as Ibbotson Balanced ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

27 | December 31, 2020

Morningstar Growth ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$11.12	$9.88	$12.15	$11.04	$10.68
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.18	0.24	0.24	0.24	0.20
Net realized and unrealized gain/(loss) on investments	0.95	1.74	(1.16)	1.70	0.86
Total income/(loss) from investment operations	1.13	1.98	(0.92)	1.94	1.06

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.25)	(0.23)	(0.23)	(0.19)	(0.20)
From net realized gain	(0.31)	(0.51)	(1.12)	(0.64)	(0.50)
Total distributions	(0.56)	(0.74)	(1.35)	(0.83)	(0.70)
Net increase/(decrease) in net asset value	0.57	1.24	(2.27)	1.11	0.36
Net asset value - end of year	$11.69	$11.12	$9.88	$12.15	$11.04

Total Return*	10.26%	20.14%	(7.85)%	17.68%	9.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$101,796	$91,240	$79,625	$87,918	$73,255
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.53%	0.53%	0.53%	0.51%	0.52%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.53%	0.51%	0.52%
Net investment income after waiver/reimbursements	1.74%	2.23%	1.98%	1.96%	1.78%
Portfolio turnover rate	47%	14%	28%	43%	37%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2016, the Morningstar Growth ETF Asset Allocation Portfolio was known as Ibbotson Growth ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

28 | December 31, 2020

Morningstar Growth ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$10.91	$9.71	$11.96	$10.89	$10.53
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.15	0.21	0.20	0.20	0.16
Net realized and unrealized gain/(loss) on investments	0.93	1.70	(1.13)	1.67	0.86
Total income/(loss) from investment operations	1.08	1.91	(0.93)	1.87	1.02

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.22)	(0.20)	(0.20)	(0.16)	(0.16)
From net realized gain	(0.31)	(0.51)	(1.12)	(0.64)	(0.50)
Total distributions	(0.53)	(0.71)	(1.32)	(0.80)	(0.66)
Net increase/(decrease) in net asset value	0.55	1.20	(2.25)	1.07	0.36
Net asset value - end of year	$11.46	$10.91	$9.71	$11.96	$10.89

Total Return*	10.01%	19.77%	(8.04)%	17.30%	9.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$131,873	$135,935	$122,465	$141,266	$121,708
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.78%	0.78%	0.78%	0.76%	0.77%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.78%	0.76%	0.77%
Net investment income after waiver/reimbursements	1.45%	1.97%	1.71%	1.71%	1.47%
Portfolio turnover rate	47%	14%	28%	43%	37%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2016, the Morningstar Growth ETF Asset Allocation Portfolio was known as Ibbotson Growth ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

29 | December 31, 2020

Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$12.35	$10.63	$13.03	$11.65	$11.13
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.20	0.27	0.25	0.23	0.20
Net realized and unrealized gain/(loss) on investments	1.07	2.10	(1.41)	2.11	1.08
Total income/(loss) from investment operations	1.27	2.37	(1.16)	2.34	1.28

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.25)	(0.22)	(0.21)	(0.19)	(0.18)
From net realized gain	(0.24)	(0.43)	(1.03)	(0.77)	(0.58)
Total distributions	(0.49)	(0.65)	(1.24)	(0.96)	(0.76)
Net increase/(decrease) in net asset value	0.78	1.72	(2.40)	1.38	0.52
Net asset value - end of year	$13.13	$12.35	$10.63	$13.03	$11.65

Total Return*	10.34%	22.44%	(9.17)%	20.17%	11.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$76,410	$64,894	$49,064	$50,783	$37,588
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.55%	0.55%	0.53%	0.54%	0.55%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income after waiver/reimbursements	1.75%	2.30%	1.96%	1.81%	1.77%
Portfolio turnover rate	45%	17%	32%	43%	46%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2016, the Morningstar Aggressive Growth ETF Asset Allocation Portfolio was known as Ibbotson Aggressive Growth ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

30 | December 31, 2020

Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$12.23	$10.53	$12.91	$11.56	$11.04
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.17	0.24	0.21	0.19	0.16
Net realized and unrealized gain/(loss) on investments	1.04	2.08	(1.38)	2.09	1.09
Total income/(loss) from investment operations	1.21	2.32	(1.17)	2.28	1.25

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.22)	(0.19)	(0.18)	(0.16)	(0.15)
From net realized gain	(0.24)	(0.43)	(1.03)	(0.77)	(0.58)
Total distributions	(0.46)	(0.62)	(1.21)	(0.93)	(0.73)
Net increase/(decrease) in net asset value	0.75	1.70	(2.38)	1.35	0.52
Net asset value - end of year	$12.98	$12.23	$10.53	$12.91	$11.56

Total Return*	9.96%	22.17%	(9.33)%	19.80%	11.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$53,243	$51,872	$43,639	$51,147	$43,465
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.80%	0.80%	0.78%	0.79%	0.80%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income after waiver/reimbursements	1.45%	2.03%	1.66%	1.52%	1.39%
Portfolio turnover rate	45%	17%	32%	43%	46%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2016, the Morningstar Aggressive Growth ETF Asset Allocation Portfolio was known as Ibbotson Aggressive Growth ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

31 | December 31, 2020

ALPS | Alerian Energy Infrastructure Portfolio

Performance Overview	December 31, 2020 (Unaudited)

Investment Objective

The ALPS | Alerian Energy Infrastructure Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the “AMEI Index”).

The Portfolio employs a “passive management” – or indexing – investment approach designed to track the performance of the AMEI Index. Developed by Alerian, the AMEI Index is intended to give investors a means of tracking the overall performance of North American energy infrastructure companies. The AMEI Index is a composite of North American energy infrastructure companies engaged in the pipeline transportation, storage, and processing of energy commodities (also known as “midstream energy businesses”).

Portfolio Overview

During the twelve-month period from January 1, 2020, to December 31, 2020, the ALPS Alerian Energy Infrastructure Portfolio’s Class I Shares delivered a net return of -24.85%. This compares to the Portfolio’s Underlying Index, the Alerian Midstream Energy Select Index (“AMEI” or “index”), which decreased 29.53% on a price-return basis and 23.42% on a total-return basis.

During the fiscal year, Hess Midstream (HESM), PBF Logistics (PBFX), and Delek Logistics Partners (DKL) were added to the index. Tallgrass Energy (TGE) and CNX Midstream (CNXM) were removed in special rebalancings in relation to their acquisition by another entity. The methodology for the index was updated in May and November with no material changes. An additional methodology update was made in July related to corporate actions.

In 2020, midstream energy infrastructure companies faced headwinds from a dramatic oil price decline, production cuts and the economic impacts of COVID-19. The worst came in the spring as midstream firms experienced sharp declines in March, hitting record lows. Energy equities have rallied considerably since capitulating in the spring, including midstream. In the fourth quarter of 2020 alone, the AMEI gained 21.14% on a total return basis thanks to WTI oil prices rising above $45 a barrel for the first time since March and improving energy sentiment on positive vaccine news. Overall, midstream performed defensively amid the challenges of 2020, with the AMEI falling 23.42% on a total-return basis compared to a 32.84% loss for the broad Energy Select Sector Index (IXE). Canadian corporations were particularly resilient as demonstrated by the two largest Canadian constituents, Enbridge (ENB) and TC Energy (TRP).

Fundamental improvements made by midstream firms have softened the impact of the macroeconomic headwinds. Companies have taken additional steps to enhance financial flexibility by cutting costs, reducing capital spending budgets, and cutting dividends in some cases. The combination of these proactive steps and resilient, fee-based cash flows has strengthened the position of companies heading into 2021. Many AMEI constituents are anticipating meaningful free cash flow generation in 2021 with some targeting excess cash flow after dividends. At year-end, 15 AMEI constituents have buyback authorizations in place, representing approximately 45% of the index by weighting. Free cash flow generation and buybacks could be added tailwinds for midstream energy infrastructure companies, which also stand to benefit from a potential recovery in energy markets and an improved outlook for the global economy.

Ryan Mischker	Andrew Hicks
Co-Portfolio Manager	Co-Portfolio Manager

32 | December 31, 2020

ALPS | Alerian Energy Infrastructure Portfolio

Performance Overview (continued)	December 31, 2020 (Unaudited)

PORTFOLIO PERFORMANCE | AS OF DECEMBER 31, 2020

					Since Inception	Annualized Expense Ratios as disclosed in current prospectus dated 4/30/20
	Six Months[1]	1 Year	3 Year	5 Year	(5/01/13)	Gross	Net[2]
ALPS | Alerian Energy Infrastructure Portfolio - Class I	8.77%	-24.85%[3]	-9.60%	0.78%	-3.13%	1.02%	0.95%
ALPS | Alerian Energy Infrastructure Portfolio - Class III	8.56%	-25.12%	-9.93%	0.40%	-3.52%	1.37%	1.30%
Alerian Midstream Energy Select Index[4]	10.09%	-23.42%	-8.29%	2.21%	-1.81%

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolios will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

[1]	Total return for a period of less than one year is not annualized.

[2]	Also see Notes to Financial Statements (Note 6) for further description of Expense Limitation Agreement in effect, and Financial Highlights tables for expense ratios as of December 31, 2020. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that net expense ratios, excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions, and extraordinary expenses, do not exceed 0.80% of either Class I or Class III shares average daily net assets through April 29, 2021. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

[3]	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

[4]	The Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies engaged in the pipeline transportation, storage, and processing of energy commodities. An investor cannot invest directly in an index.

The statements and opinions expressed in this commentary are those of the author, are as of the date of this report, are subject to change, and may not reflect the author’s current views. The information, data, and analyses presented in this commentary do not constitute investment advice; are provided solely for informational purposes; and, therefore are not an offer to buy or sell a particular security. The data and/or information noted are from what we believe to be reliable sources; however, ALPS Advisors, Inc. has no control over the methods or means used to collect the data and/or information and therefore cannot guarantee its accuracy or completeness. The opinions and estimates noted are as of a certain date and subject to change.

Past performance does not guarantee future results. There is no assurance that the investment process will consistently lead to successful investing.

Asset allocation and diversification do not eliminate the risk of experiencing investment losses.

This commentary contains certain forward-looking statements. We use words such as “expects”, “anticipates”, “believes”, “estimates”, “forecasts”, and similar expressions to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially and/or substantially from any future results, performance or achievements expressed or implied by those projected in the forward-looking statements for any reason.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

The benefit you are expected to derive from the Portfolio’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Portfolio’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you.

If an MLP in the Portfolio is deemed a corporation rather than a partnership for federal income tax purposes, then the income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Portfolio which could result in a reduction of the Portfolio’s value.

Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Portfolio.

The ALPS | Alerian Energy Infrastructure Portfolio is distributed by ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”). The Distributor is not affiliated with Alerian.

33 | December 31, 2020

ALPS | Alerian Energy Infrastructure Portfolio

Performance Overview (continued)	December 31, 2020 (Unaudited)

Top 10 Holdings(1)(2) (as of December 31, 2020)

Enbridge, Inc.	10.14%
Enterprise Products Partners LP	9.34%
TC Energy Corp.	8.13%
Kinder Morgan, Inc.	5.45%
Cheniere Energy, Inc.	5.29%
Targa Resources Corp.	5.09%
Plains GP Holdings LP	5.01%
Energy Transfer LP	4.91%
ONEOK, Inc.	4.87%
The Williams Cos., Inc.	4.86%
Total	63.09%

(1)	% of Net Assets.

(2)	Holdings are subject to change and may not reflect the current or future position of the Portfolio.

(3)	Cash position shown includes all amounts related to pending purchases and sales of investment securities as of December 31, 2020.

Sector Allocation(1)(2)

The illustration below is based on a hypothetical $10,000 investment in the Portfolio since inception (May 1, 2013). All results shown assume reinvestments of dividends and capital gains.

Growth of $10,000 (as of December 31, 2020)

ALPS | Alerian Energy Infrastructure Portfolio (return of $10,000 based on actual performance)

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The tables and graphs within the performance overview section do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance data does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

34 | December 31, 2020

ALPS | Alerian Energy Infrastructure Portfolio

Schedule of Investments	As of December 31, 2020

Security Description	Shares	Value
Canadian Energy Infrastructure Companies - 33.60%
Enbridge, Inc.	170,977	$5,468,202
Gibson Energy, Inc.	81,488	1,316,202
Inter Pipeline, Ltd.	239,138	2,230,001
Keyera Corp.	122,379	2,174,729
Pembina Pipeline Corp.	107,612	2,544,678
TC Energy Corp.	107,744	4,380,354

Total Canadian Energy Infrastructure Companies
(Cost $20,226,817)		18,114,166

U.S. Energy Infrastructure Companies - 27.24%
Cheniere Energy, Inc. (1)	47,540	2,853,826
Equitrans Midstream Corp.	227,776	1,831,319
Kinder Morgan, Inc.	214,735	2,935,427
Macquarie Infrastructure Corp.	41,104	1,543,455
ONEOK, Inc.	68,350	2,623,273
Targa Resources Corp.	104,097	2,746,079
Tellurian, Inc. (1)	118,233	151,338

Total U.S. Energy Infrastructure Companies
(Cost $14,688,275)		14,684,717

U.S. Energy Infrastructure MLPs - 25.49%
BP Midstream Partners LP	9,164	97,138
Crestwood Equity Partners LP	9,780	185,624
Delek Logistics Partners LP	1,672	53,504
Enable Midstream Partners LP	17,125	90,077
Energy Transfer LP	428,657	2,649,100
Enterprise Products Partners LP	256,908	5,032,828
Genesis Energy LP	20,948	130,087
Hess Midstream LP, Class A	9,217	180,377
Holly Energy Partners LP	8,765	124,463
Magellan Midstream Partners LP	42,871	1,819,445
MPLX LP	71,727	1,552,890
NGL Energy Partners LP	22,874	54,898
Noble Midstream Partners LP	6,478	67,501
NuStar Energy LP	18,964	273,271
PBF Logistics LP	6,127	56,062
Phillips 66 Partners LP	13,860	366,043
Rattler Midstream LP	24,449	231,776
Shell Midstream Partners LP	23,746	239,360
Western Midstream Partners LP	38,661	534,295

Total U.S. Energy Infrastructure MLPs
(Cost $19,399,579)		13,738,739

U.S. General Partners - 13.39%
Antero Midstream Corp.	175,758	1,355,094
EnLink Midstream LLC	145,904	541,304
Plains GP Holdings LP, Class A	319,758	2,701,955

Security Description	Shares	Value
U.S. General Partners (continued)
The Williams Cos., Inc.	130,697	$2,620,475

Total U.S. General Partners
(Cost $7,933,855)		7,218,828

Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 0.08%
State Street Institutional Treasury Plus Money Market Fund	0.030%	43,857	$43,857

Total Short-Term Investments
(Cost $43,857)			43,857

Total Investments -99.80%
(Total cost $62,292,383)			53,800,307

Other Assets in Excess of Liabilities - 0.20%			110,025

Net Assets - 100.00%			$53,910,332

(1)	Non-income producing security.

See Notes to Financial Statements.

35 | December 31, 2020

ALPS | Alerian Energy Infrastructure Portfolio

Statement of Assets and Liabilities	As of December 31, 2020

ASSETS:

Investments, at value	$53,800,307
Receivable for investments sold	151,154
Receivable for shares sold	10,441
Dividends receivable	111,281
Other assets	734
Total Assets	54,073,917

LIABILITIES:

Payable for shares redeemed	70,922
Payable to advisor	30,035
Payable for distribution and service fees	22,712
Payable for audit fees	19,654
Accrued expenses and other liabilities	20,262
Total Liabilities	163,585
Net Assets	$53,910,332

NET ASSETS CONSIST OF:

Paid-in capital	$87,250,203
Total distributable earnings	(33,339,871)
Net Assets	$53,910,332

Investments, at Cost	$62,292,383

PRICING OF SHARES:

Class I:
Net Assets	$1,279,839
Shares of beneficial interest outstanding	196,445
Net assets value, offering and redemption price per share	$6.51

Class III:
Net Assets	$52,630,493
Shares of beneficial interest outstanding	8,064,993
Net assets value, offering and redemption price per share	$6.53

See Notes to Financial Statements.

36 | December 31, 2020

ALPS | Alerian Energy Infrastructure Portfolio

Statement of Operations	For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $164,948)	$2,894,443
Total Investment Income	2,894,443

EXPENSES:
Investment advisor fee	344,238
12b-1 fees:
Class III	120,464
Shareholder servicing fees:
Class I	1,487
Class III	120,185
Custodian fees	22,489
Administration fee	8,109
Legal fees	5,845
Audit fees	19,664
Trustees' fees and expenses	13,386
Report to shareholder fees	12,059
Other expenses	17,942
Total expenses before waiver/reimbursements	685,868
Less fees waived/reimbursed by investment advisor
Class I	(937)
Class III	(50,216)
Total Net Expenses	634,715
Net Investment Income	2,259,728

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(13,600,849)
Foreign currency transactions	5,911
Net realized loss	(13,594,938)
Net change in unrealized depreciation on:
Investments	(6,498,077)
Translation of assets and liabilities denominated in foreign currencies	(405)
Net change in unrealized depreciation	(6,498,482)
Net Realized and Unrealized Loss on Investments	(20,093,420)
Net Decrease in Net Assets Resulting from Operations	$(17,833,692)

See Notes to Financial Statements.

37 | December 31, 2020

ALPS | Alerian Energy Infrastructure Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
OPERATIONS:

Net investment income	$2,259,728	$2,609,835
Net realized loss	(13,594,938)	(696,692)
Net change in unrealized appreciation/(depreciation)	(6,498,482)	10,608,657
Net increase/(decrease) in net assets resulting from operations	(17,833,692)	12,521,800

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(40,455)	(20,406)
Class III	(1,489,027)	(1,139,604)
Total distributions	(1,529,482)	(1,160,010)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	612,050	134,469
Issued to shareholders in reinvestment of distributions	40,455	20,406
Cost of shares redeemed	(138,603)	(92,336)
Net increase from share transactions	513,902	62,539
Class III
Proceeds from sale of shares	15,796,154	14,730,675
Issued to shareholders in reinvestment of distributions	1,489,027	1,139,604
Cost of shares redeemed	(16,177,855)	(17,374,034)
Net increase/(decrease) from share transactions	1,107,326	(1,503,755)

Net increase/(decrease) in net assets	(17,741,946)	9,920,574

NET ASSETS:

Beginning of year	71,652,278	61,731,704
End of year	$53,910,332	$71,652,278

OTHER INFORMATION - SHARES:

Class I
Sold	95,955	15,121
Reinvested	5,838	2,435
Redeemed	(22,942)	(10,618)
Net increase in shares outstanding	78,851	6,938

Class III
Sold	2,474,979	1,662,376
Reinvested	214,557	135,991
Redeemed	(2,505,435)	(1,956,611)
Net increase/(decrease) in shares outstanding	184,101	(158,244)

See Notes to Financial Statements.

38 | December 31, 2020

ALPS | Alerian Energy Infrastructure Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$8.96	$7.58	$9.55	$9.82	$7.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.32	0.34	0.34	0.30	0.28
Net realized and unrealized gain/(loss) on investments	(2.54)	1.22	(2.10)	(0.35)	2.65
Total income/(loss) from investment operations	(2.22)	1.56	(1.76)	(0.05)	2.93

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.23)	(0.18)	(0.21)	(0.22)	(0.21)
Total distributions	(0.23)	(0.18)	(0.21)	(0.22)	(0.21)
Net increase/(decrease) in net asset value	(2.45)	1.38	(1.97)	(0.27)	2.72
Net asset value - end of period	$6.51	$8.96	$7.58	$9.55	$9.82

Total Return*	(24.97)%	20.74%	(18.58)%	(0.49)%	41.39%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$1,280	$1,053	$838	$1,213	$393
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.04%	1.02%	0.99%	0.97%	0.95%
Net expenses after waiver/reimbursements	0.95%	0.95%	0.95%	0.95%	0.90%
Net investment income after waiver/reimbursements	4.98%	3.82%	3.71%	3.12%	3.32%
Portfolio turnover rate	52%	44%	72%	40%	50%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

39 | December 31, 2020

ALPS | Alerian Energy Infrastructure Portfolio – Class III

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$8.96	$7.57	$9.53	$9.80	$7.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.30	0.31	0.30	0.26	0.25
Net realized and unrealized gain/(loss) on investments	(2.54)	1.23	(2.10)	(0.35)	2.64
Total income/(loss) from investment operations	(2.24)	1.54	(1.80)	(0.09)	2.89

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.19)	(0.15)	(0.16)	(0.18)	(0.19)
Total distributions	(0.19)	(0.15)	(0.16)	(0.18)	(0.19)
Net increase/(decrease) in net asset value	(2.43)	1.39	(1.96)	(0.27)	2.70
Net asset value - end of period	$6.53	$8.96	$7.57	$9.53	$9.80

Total Return*	(25.12)%	20.41%	(18.96)%	(0.84)%	40.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$52,630	$70,599	$60,893	$85,980	$87,401
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.40%	1.37%	1.34%	1.32%	1.35%
Net expenses after waiver/reimbursements	1.30%	1.30%	1.30%	1.30%	1.30%
Net investment income after waiver/reimbursements	4.59%	3.46%	3.37%	2.69%	2.91%
Portfolio turnover rate	52%	44%	72%	40%	50%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

40 | December 31, 2020

ALPS | Red Rocks Global Opportunity Portfolio

Performance Overview	December 31, 2020 (Unaudited)

Investment Objective

The investment objective of the ALPS | Red Rocks Global Opportunity Portfolio is to seek to maximize total return, which consists of appreciation on its investments and a variable income stream.

The Portfolio will invest at least 80% of its net assets in securities of U.S. and non-U.S. companies, including those in emerging markets, listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as their stated intention to have a majority of their assets invested in or exposed to private companies (“Listed Private Equity Companies”). Although the Portfolio does not invest directly in private companies, it is managed with a similar approach: identifying and investing in long-term, high-quality Listed Private Equity Companies.

COVID-19

The COVID-19 pandemic represents an exogenous shock to global markets. We believe the situation is far from resolved and although we see the light at the end of the tunnel with a vaccine, the global economic outlook is uncertain for the foreseeable future.

Our team is safe, working remotely, and fully operational; they have been able to leverage the resources, capabilities, and technology of our parent company.

The team is closely monitoring the Portfolio and has increased the frequency of communication with company management teams. As we did in 2008, we are focusing on the financial health and capital structure of portfolio companies and closely monitoring developments in M&A activity, credit markets, and the potential impact of COVID-19 on the business ecosystems of each of our portfolio companies.

There have been a number of attractive companies in our investment universe which have been sold off due to COVID-19 fears, many of which have little economic exposure to the effects of the pandemic. We believe this represents an opportunity to selectively add to positions that have been sold off. Conversely, as of December 31, 2020, our strategy was to reduce exposures where warranted.

This pandemic is unprecedented due to the global scale and negative economic impact. Both the duration and severity are unknown. There is some possibility that the outlook and financial performance of the Portfolio will need to be recalibrated.

What has not changed is our focus on fundamental valuations and the effectiveness of capital allocation programs, operational improvement initiatives, and shareholder value-creation within our portfolio companies.

41 | December 31, 2020

ALPS | Red Rocks Global Opportunity Portfolio

Performance Overview (continued)	December 31, 2020 (Unaudited)

Fiscal Year 2020 Markets Review

After a dramatic sell-off in March, the second quarter recorded one of the fastest stock rebounds in market history, the third and fourth quarters continued to plow ahead albeit at a slower rate than warp-speed. While much has been made about the market recovery, the broad public has spent less time understanding the rapid improvement in economic data, and so we will touch on a few highlights to help support Mr. Market’s continued rise. It turns out that Americans love to spend money, who knew?!

After two months of lockdown and assisted by government social benefits, personal savings grew from $1.4 to $6.4 trillion, and by August it was back down to $2.4 trillion (i.e. there is still more room to spend). This consumption paved the way for a projected 36.8% rebound in the third quarter in consumer spending, following a 33.2% drop in the second quarter. Housing related spending led the way, aided by low interest rates and the proliferation of work-from-home, surpassing the all-time high total spending previously set in 2006. Spending on autos has been similarly strong with new and used motor vehicle sales nearing all-time highs. And lest you think all this is from government handouts, note that the recovery of jobs was outpaced by a recovery in wage growth since April.

None of this data includes the impact of the recently passed fiscal stimulus, with the possibility of more on the way given the Democrat’s position of power. With full immunization on the horizon, we believe there is a lot of pent up consumer spending.

This is not to say that the recovery hasn’t been uneven, there are still many industries in disarray, particularly services, transportation, and entertainment. We believe even new fiscal stimulus will be hard pressed to help spending return to these industries, and their fates will be determined by how quickly the vaccine can be distributed and widely taken.

The bottom line is that the recovery has been much stronger than many imagined back in March, and while we are not out of the woods quite yet, we believe there is plenty of reason for optimism.

Fiscal Year 2020 Portfolio Review

For the twelve months ending December 31, 2020, the ALPS | Red Rocks Global Opportunity Portfolio – Class III returned 9.25%, compared with 16.28% and 13.61% for the Morningstar Developed Markets Index (the fund’s primary benchmark) and the Red Rocks Global Listed Private Equity Index, respectively.

We exited 11 names, added 19, and ended the year with 47 holdings.

Net contributors to performance included:

●	IAC/InterActiveCorp

●	HBM Healthcare Investments AG

●	KKR & CO Inc

Net detractors from performance included:

●	FS KKR Capital Corp

●	AURELIUS Equity Opportunities SE & Co KGaA

●	Melrose Industries PLC

As we have mentioned in past commentaries, our holdings tend to outperform our benchmarks after market corrections and this story continues to ring true today. The Portfolio’s greatest contributors were in companies that drifted furthest from their intrinsic value, and we were happy to stick by them as we understand that these are resilient holdings that gain strength in disruption. U.S. financials were large detractors for the Portfolio, and as interest rates stay lower for longer, financials will continue to struggle to draw flows away from red hot tech. As we forecasted, M&A activity picked up dramatically in the late summer and this continues to be a tailwind for the Portfolio and should persist.

42 | December 31, 2020

ALPS | Red Rocks Global Opportunity Portfolio

Performance Overview (continued)	December 31, 2020 (Unaudited)

Outlook

While the market and economic recoveries have been strong over the last few quarters, the Portfolio is positioned with both caution and optimism.

As previously mentioned, the capital markets are alive and well and in our opinion M&A activity should continue to persist for the foreseeable future – potentially providing the holdings in the Portfolio a tailwind in terms of both realizations and new investments. Furthermore, we still see a mismatch between price and value in some of the largest positions and expect this gap to close as the recovery continues. We also expect Americans to continue to spend their stored up savings, and fiscal stimulus will only add fuel to this fire.

With low rates expected to persist, we expect the dollar to continue to weaken over the mid-term as part of this rebalance, and the Portfolio is positioned to seek to capture these effects with the international portion of the Portfolio.

The prospect of a widely distributed vaccine as soon as the summer is facilitating a rotation into more beaten down sectors, and we expect this rotation to continue to balance out and the Portfolio has been well positioned for this outcome. At the very least, we remain skeptical of most overpriced growth assets and their ability to deliver comparable medium-term value. The market seems to be fairly well positioned today with lots of liquidity, the addition of more fiscal stimulus, pent up consumer savings, and a global expansion. In the near term, we expect dips to continue to be buying opportunities.

We remain cautious for the obvious reasons, but most basically: overall asset values offer low long-term returns and very rarely are lower returns realized gradually over time. As of December 31, 2020 we are steadily shifting the Portfolio away from financial assets and into reasonably priced, high quality operating companies with good track records of outperformance. We believe that our best defense is to continue investing in businesses with resilient cash flows, flexible business models, strong balance sheets, and the ability to take advantage of any market dislocations.

We believe that given relative valuations, M&A tailwinds, and a focus on return on capital, the Portfolio is positioned well for this environment.

Andrew Drummond	Kirk McCown, CFA
Portfolio Manager	Portfolio Manager

43 | December 31, 2020

ALPS | Red Rocks Global Opportunity Portfolio

Performance Overview (continued)	December 31, 2020 (Unaudited)

PORTFOLIO PERFORMANCE | AS OF DECEMBER 31, 2020

					Since Inception	Annualized Expense Ratios as Disclosed in Current Prospectus dated 4/30/20
	Six Months[1]	1 Year	3 Year	5 Year	(10/24/14)	Gross	Net[2]
ALPS | Red Rocks Global Opportunity Portfolio - Class I	30.71%	9.57%	10.52%	12.88%	10.93%	2.22%	1.96%
ALPS | Red Rocks Global Opportunity Portfolio - Class III	30.57%	9.25%	10.15%	12.51%	10.58%	2.57%	2.31%
Morningstar Developed Markets Index[3]	24.04%	16.28%	10.74%	12.67%	10.70%
Red Rocks Global Listed Private Equity Index[4]	34.70%	13.61%	9.89%	13.07%	11.42%

Performance data quoted represents past performance. Past performance is no guarantee future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than then the performance quoted. The graph and tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

[1]	Total return for a period of less than one year is not annualized.

[2]	Also see Notes to Financial Statements (Note 6) for further description of Expense Limitation Agreement in effect, and Financial Highlights tables for expense ratios as of December 31, 2020. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that net expense ratios, excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses, do not exceed 0.95% of the Portfolio's Class I or Class III shares average daily net assets through April 29, 2021. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

[3]	The Morningstar Developed Markets Index measures the performance of developed regional markets targeting the top 97% of stocks by market capitalization.

[4]	The Red Rocks Global Listed Private Equity Index includes securities, ADRs, and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles whose principal business is to invest in, lend capital to or provide services to privately held companies. An investor cannot invest directly in an index.

Past performance does not guarantee future results. There is no assurance that the investment process will consistently lead to successful investing. Asset allocation and diversification do not eliminate the risk of experiencing investment losses.

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately – held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) is the distributor for the ALPS | Red Rocks Global Opportunity Portfolio. The Distributor is affiliated with Red Rocks Capital.

44 | December 31, 2020

ALPS | Red Rocks Global Opportunity Portfolio

Performance Overview (continued)	December 31, 2020 (Unaudited)

Top 10 Holdings(1)(2) (as of December 31, 2020)

HarbourVest Global Private Equity, Ltd.	5.84%
Liberty Broadband Corp.	5.26%
Pantheon International PLC Fund	4.85%
IAC/InterActiveCorp	4.37%
3i Group PLC	3.98%
Intermediate Capital Group PLC	3.62%
HBM Healthcare Investments AG	3.59%
KKR & Co., Inc.	3.38%
Brederode SA	2.92%
Partners Group Holding AG	2.88%
Total	40.69%

(1)	% of Net Assets.

(2)	Holdings are subject to change and may not reflect the current or future position of the Portfolio.

(3)	Cash position shown includes all amounts related to pending purchases and sales of investment securities as of December 31, 2020.

Country Allocation(1)(2)

Growth of $10,000 (as of December 31, 2020)

ALPS | Red Rocks Global Opportunity Portfolio (return of $10,000 based on actual performance)

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The tables and graphs within the performance overview section do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance data does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

45 | December 31, 2020

ALPS | Red Rocks Global Opportunity Portfolio

Schedule of Investments	As of December 31, 2020

Security Description	Shares	Value
Closed-End Funds - 22.77%
Financials - 22.77%
HarbourVest Global Private Equity, Ltd. (1)	67,900	$1,809,669
HBM Healthcare Investments AG, Class A	3,240	1,113,251
HgCapital Trust PLC	213,000	888,398
ICG Enterprise Trust PLC	40,500	531,564
NB Private Equity Partners, Ltd.	43,800	698,902
Pantheon International PLC Fund (1)	43,900	1,503,836
Princess Private Equity Holding, Ltd.	35,618	511,271

Total Financials		7,056,891

Total Closed-End Funds
(Cost $5,034,686)		7,056,891

Common Stocks - 75.55%
Communication Services - 12.28%
IAC/InterActiveCorp (1)	7,150	1,353,853
Liberty Broadband Corp., Class C (1)	10,302	1,631,527
Liberty SiriusXM, Class A (1)	19,000	820,610

Total Communication Services		3,805,990

Consumer Discretionary - 1.60%
Betsson AB	24,000	214,200
Prosus NV	2,600	280,743

Total Consumer Discretionary		494,943

Consumer Staples - 1.17%
Schouw & Co. A/S	3,600	363,992

Financials - 38.51%
3i Group PLC	78,000	1,233,723
Altamir	9,210	224,464
Apollo Global Management, Inc., Class A	8,700	426,126
Ares Capital Corp.	17,300	292,197
Berkshire Hathaway, Inc., Class B (1)	1,500	347,805
Blackstone Group, Inc., Class A	13,150	852,252
Brederode SA	9,100	904,250
Brookfield Asset Management, Inc., Class A	14,399	594,247
Cannae Holdings, Inc. (1)	18,875	835,596
Clairvest Group, Inc.	3,900	156,257
EXOR N.V.	6,100	495,483
Intermediate Capital Group PLC	47,700	1,122,386
Investment AB Kinnevik, B Shares	6,700	336,585
Investor AB, B Shares	11,000	800,617
KKR & Co., Inc., Class A	25,900	1,048,691
Partners Group Holding AG	760	893,032
Security Description	Shares	Value
Financials (continued)
Standard Life Private Equity Trust PLC	124,000	$677,232
StepStone Group, Inc. (1)	17,400	692,520

Total Financials		11,933,463

Health Care -6.99%
Chemed Corp.	810	431,414
Danaher Corp.	2,000	444,280
Hologic, Inc. (1)	5,400	393,282
Stryker Corp.	1,800	441,072
Thermo Fisher Scientific, Inc.	975	454,136

Total Health Care		2,164,184

Industrials -6.26%
Carlisle Cos., Inc.	2,950	460,731
Colfax Corp. (1)	10,800	412,992
Fortive Corp.	4,100	290,362
IDEX Corp.	1,650	328,680
L3Harris Technologies, Inc.	2,360	446,087

Total Industrials		1,938,852

Information Technology - 6.07%
Constellation Software, Inc.	355	460,984
Fidelity National Information Services, Inc.	4,000	565,840
Lagercrantz Group AB, B Shares	57,600	532,063
Vontier Corp. (1)	9,800	327,320

Total Information Technology		1,886,207

Utilities -2.67%
Brookfield Infrastructure Corp., Class A	3,300	238,590
Brookfield Infrastructure Partners LP, Class A	11,950	590,330

Total Utilities		828,920

Total Common Stocks
(Cost $17,412,394)		23,416,551

See Notes to Financial Statements.

46 | December 31, 2020

ALPS | Red Rocks Global Opportunity Portfolio

Schedule of Investments (continued)	As of December 31, 2020

Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 1.78%
State Street Institutional Treasury Plus Money Market Fund	0.030%	551,545	$551,545

Total Short-Term Investments
(Cost $551,545)			551,545

Total Investments - 100.10%
(Total cost $22,998,625)			31,024,987

Liabilities in Excess of Other Assets - (0.10)%			(30,559)

Net Assets - 100.00%			$30,994,428

(1)	Non-income producing security.

See Notes to Financial Statements.

47 | December 31, 2020

ALPS | Red Rocks Global Opportunity Portfolio

Statement of Assets and Liabilities	As of December 31, 2020

ASSETS:

Investments, at value	$31,024,987
Cash	2,212
Dividends receivable	83,037
Other assets	513
Total Assets	31,110,749

LIABILITIES:

Payable for shares redeemed	51,896
Payable to advisor	13,396
Payable for distribution and service fees	12,616
Payable for audit fees	21,104
Accrued expenses and other liabilities	17,309
Total Liabilities	116,321
Net Assets	$30,994,428

NET ASSETS CONSIST OF:

Paid-in capital	$25,044,009
Total distributable earnings	5,950,419
Net Assets	$30,994,428

Investments, at Cost	$22,998,625

PRICING OF SHARES:

Class I:
Net Assets	$432,364
Shares of beneficial interest outstanding	31,051
Net assets value, offering and redemption price per share	$13.92

Class III:
Net Assets	$30,562,064
Shares of beneficial interest outstanding	2,086,724
Net assets value, offering and redemption price per share	$14.65

See Notes to Financial Statements.

48 | December 31, 2020

ALPS | Red Rocks Global Opportunity Portfolio

Statement of Operations	For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $16,017)	$608,641
Total Investment Income	608,641

EXPENSES:
Investment advisor fee	258,790
12b-1 fees:
Class III	70,972
Shareholder servicing fees:
Class I	549
Class III	70,349
Custodian fees	15,575
Administration fee	11,150
Legal fees	2,628
Audit fees	21,127
Trustees' fees and expenses	7,757
Report to shareholder fees	10,904
Other expenses	16,201
Total expenses before waiver/reimbursements	486,002
Less fees waived/reimbursed by investment advisor
Class I	(903)
Class III	(70,042)
Total Net Expenses	415,057
Net Investment Income	193,584

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on:
Investments	663,272
Foreign currency transactions	4,174
Net realized gain	667,446
Net change in unrealized appreciation on:
Investments	1,406,548
Translation of assets and liabilities denominated in foreign currencies	3,208
Net change in unrealized appreciation	1,409,756
Net Realized and Unrealized Gain on Investments	2,077,202
Net Increase in Net Assets Resulting from Operations	$2,270,786

See Notes to Financial Statements.

49 | December 31, 2020

ALPS | Red Rocks Global Opportunity Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
OPERATIONS:

Net investment income	$193,584	$509,249
Net realized gain	667,446	775,136
Net change in unrealized appreciation	1,409,756	7,831,133
Net increase in net assets resulting from operations	2,270,786	9,115,518

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I	(49,185)	(4,617)
Class III	(3,687,209)	(351,950)
Total distributions	(3,736,394)	(356,567)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	116,660	84,713
Issued to shareholders in reinvestment of distributions	49,185	4,617
Cost of shares redeemed	(116,865)	(66,056)
Net increase from share transactions	48,980	23,274
Class III
Proceeds from sale of shares	5,140,868	7,647,171
Issued to shareholders in reinvestment of distributions	3,687,209	351,950
Cost of shares redeemed	(10,457,795)	(5,354,955)
Net increase/(decrease) from share transactions	(1,629,718)	2,644,166

Net increase/(decrease) in net assets	(3,046,346)	11,426,391

NET ASSETS:

Beginning of year	34,040,774	22,614,383
End of year	$30,994,428	$34,040,774

OTHER INFORMATION - SHARES:

Class I
Sold	8,279	6,572
Reinvested	3,704	328
Redeemed	(8,882)	(5,069)
Net increase in shares outstanding	3,101	1,831

Class III
Sold	386,824	558,756
Reinvested	263,938	23,926
Redeemed	(761,189)	(404,124)
Net increase/(decrease) in shares outstanding	(110,427)	178,558

See Notes to Financial Statements.

50 | December 31, 2020

ALPS | Red Rocks Global Opportunity Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2020 (1)	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$14.65	$10.56	$12.90	$10.60	$10.33
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.14	0.28	0.18	0.23	0.78
Net realized and unrealized gain/(loss) on investments	1.17	3.97	(1.74)	2.45	0.08
Total income/(loss) from investment operations	1.31	4.25	(1.56)	2.68	0.86

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(1.79)	–	(0.74)	(0.38)	(0.59)
From net realized gain	(0.25)	(0.16)	(0.04)	–	(0.00	)(3)
Total distributions	(2.04)	(0.16)	(0.78)	(0.38)	(0.59)
Net increase/(decrease) in net asset value	(0.73)	4.09	(2.34)	2.30	0.27
Net asset value - end of period	$13.92	$14.65	$10.56	$12.90	$10.60

Total Return*	9.57%	40.34%	(12.22)%	25.37%	8.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$432	$409	$276	$222	$65
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.35%	1.34%	1.32%	1.49%	2.12%
Net expenses after waiver/reimbursements	1.10%	1.08%	1.10%	1.10%	1.09%
Net investment income after waiver/reimbursements	1.04%	2.21%	1.43%	1.84%	7.81%
Portfolio turnover rate	59%	36%	20%	47%	31%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2020, the ALPS/Red Rocks Global Opportunity Portfolio was known as the ALPS/Red Rocks Listed Private Equity Portfolio.
(2)	Per share numbers have been calculated using the average shares method.
(3)	Less than ($0.005) per share.

See Notes to Financial Statements.

51 | December 31, 2020

ALPS | Red Rocks Global Opportunity Portfolio – Class III

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2020 (1)	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$15.31	$11.07	$13.50	$11.06	$10.32
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.09	0.25	0.12	0.23	0.31
Net realized and unrealized gain/(loss) on investments	1.23	4.15	(1.79)	2.53	0.51
Total income/(loss) from investment operations	1.32	4.40	(1.67)	2.76	0.82

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(1.73)	–	(0.72)	(0.32)	(0.08)
From net realized gain	(0.25)	(0.16)	(0.04)	–	(0.00	)(3)
Total distributions	(1.98)	(0.16)	(0.76)	(0.32)	(0.08)
Net increase/(decrease) in net asset value	(0.66)	4.24	(2.43)	2.44	0.74
Net asset value - end of period	$14.65	$15.31	$11.07	$13.50	$11.06

Total Return*	9.25%	39.84%	(12.53)%	24.96%	7.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$30,562	$33,631	$22,339	$21,535	$11,411
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.69%	1.71%	1.67%	1.85%	2.03%
Net expenses after waiver/reimbursements	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income after waiver/reimbursements	0.67%	1.86%	0.93%	1.81%	2.92%
Portfolio turnover rate	59%	36%	20%	47%	31%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2020, the ALPS/Red Rocks Global Opportunity Portfolio was known as the ALPS/Red Rocks Listed Private Equity Portfolio.
(2)	Per share numbers have been calculated using the average shares method.
(3)	Less than ($0.005) per share.

See Notes to Financial Statements.

52 | December 31, 2020

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2020

1.  ORGANIZATION

ALPS Variable Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware business trust by a Declaration of Trust dated July 26, 2000. The Financial Statements herein relate to the following seven series of the Trust: Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Aggressive Growth ETF Asset Allocation Portfolio (each a “Morningstar Portfolio,” and collectively the “Morningstar Portfolios”), the ALPS | Alerian Energy Infrastructure Portfolio, and the ALPS | Red Rocks Global Opportunity Portfolio. The Morningstar Portfolios and the ALPS | Alerian Energy Infrastructure Portfolio are each considered non-diversified under the 1940 Act and may invest a greater portion of their assets in a more limited number of issuers than a diversified portfolio. The ALPS | Red Rocks Global Opportunity Portfolio has elected to qualify as a diversified Portfolio under the 1940 Act. Prior to April 30, 2020, the ALPS | Red Rocks Global Opportunity Portfolio was known as the ALPS | Red Rocks Listed Private Equity Portfolio.

The Morningstar Portfolios offer Class I and Class II shares. The ALPS | Alerian Energy Infrastructure Portfolio and the ALPS | Red Rocks Global Opportunity Portfolio offer Class I and Class III shares. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Common expenses of the Portfolios (including legal fees, printing and mailing fees, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its average daily net assets. Expenses directly attributable to a particular Portfolio (including advisory, custodial, registration, professional and audit fees) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Portfolios. In addition, in the normal course of business, the Trust, on behalf of the Portfolios, enters into contracts with vendors and others that provide general indemnification to the extent permissible under law. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Portfolios.

The Portfolios are investment vehicles for variable annuity contracts and variable life insurance policies. The Portfolios also may be used as investment vehicles for qualified pension and retirement plans and certain registered and unregistered separate accounts. Shares of the Portfolios are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies, qualified pensions, retirement plans or registered and unregistered separate accounts. Shares are not offered to the general public.

Each variable annuity contract and variable life insurance policy owner (“Contract Owner”) and retirement plan participant (“Participant”) also incurs fees associated with the variable annuity, variable life insurance or retirement plan through which he or she invested. As a Contract Owner or Participant, you may incur additional fees and different terms and conditions associated with your investment program that are not disclosed in the Portfolios’ Financial Statements.

2.  SIGNIFICANT ACCOUNTING POLICIES

The Portfolios’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Each Portfolio is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Security Valuation: The price of Portfolio shares (“net asset value”) is determined as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time), on each day the NYSE is open for business. Securities, including Exchange Traded Funds (“ETFs”) and Exchange Traded Notes (“ETNs”) for which exchange quotations are readily available, are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean between the last bid and ask price. Shares of an open-end investment company are valued at that investment company’s net asset value per share. Securities for which quotations are not readily available are valued under procedures established by the Trust’s Board of Trustees (the “Board”) to determine fair value in good faith.

53 | December 31, 2020

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2020

Securities traded on one or more of the U.S. national securities exchanges, the NASDAQ Stock Market LLC or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of which such value is being determined.

Each Portfolio’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Portfolio is priced that materially affects the value of a security, the securities will be valued by the adviser using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to, company specific announcements, significant market volatility, natural disasters, armed conflicts, significant governmental actions, or a security’s trading has been halted, suspended or the security has not traded since the prior day and the closure of the primary trading market at a time when under normal conditions it would be open.

In the case of foreign securities, management may consider the following when determining the “fair value” of a security: (a) the country’s or geographic region’s political and economic environment; (b) the nature of any significant events which have occurred from the time of the market quotation to the valuation of each Portfolio’s net asset value which may materially impact each Portfolio’s net asset valuation; (c) American Depository Receipt trading; (d) Exchange-Traded Fund trading; (e) foreign currency exchange activity; (f) other relevant matters; and (g) if a stock split occurs on a Japanese exchange, management will fair value using the last day of trading price until the security commences trading again.

ALPS | Red Rocks Global Opportunity Portfolio uses a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading on the NYSE.

If the current price of a foreign security is unavailable as a result of a foreign stock exchange’s closure for a foreign holiday, such foreign security’s value will be the closing price of such security on the last day such foreign exchange was open, adjusted by the current foreign exchange rate, assuming there are no significant events which occurred which may materially impact each Portfolio’s net asset value determination.

Fair Value Measurements: The Portfolios disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Portfolios’ investments by major category are as follows:

Equity securities, exchange-traded funds and limited partnerships for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when each Portfolio’s assets are valued. Investments in open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of each Portfolio’s investments as of the reporting period end. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls for an investment is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

54 | December 31, 2020

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2020

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Portfolio has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Portfolio’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value each Portfolio’s investments as of December 31, 2020:

Morningstar Conservative ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$37,253,839	$–	$–	$37,253,839
Short-Term Investments	353,376	–	–	353,376
Total	$37,607,215	$–	$–	$37,607,215

Morningstar Income and Growth ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$68,667,487	$–	$–	$68,667,487
Short-Term Investments	967,138	–	–	967,138
Total	$69,634,625	$–	$–	$69,634,625

Morningstar Balanced ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$177,810,461	$–	$–	$177,810,461
Short-Term Investments	1,772,006	–	–	1,772,006
Total	$179,582,467	$–	$–	$179,582,467

Morningstar Growth ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$233,817,949	$–	$–	$233,817,949
Total	$233,817,949	$–	$–	$233,817,949

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$129,828,018	$–	$–	$129,828,018
Total	$129,828,018	$–	$–	$129,828,018

ALPS | Alerian Energy Infrastructure Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Canadian Energy Infrastructure Companies	$18,114,166	$–	$–	$18,114,166
U.S. Energy Infrastructure Companies	14,684,717	–	–	14,684,717
U.S. Energy Infrastructure MLPs	13,738,739	–	–	13,738,739
U.S. General Partners	7,218,828	–	–	7,218,828
Short-Term Investments	43,857	–	–	43,857
Total	$53,800,307	$–	$–	$53,800,307

55 | December 31, 2020

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2020

ALPS | Red Rocks Global Opportunity Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Closed-End Funds	$2,903,505	$4,153,386	$–	$7,056,891
Common Stocks	16,094,308	7,322,243	–	23,416,551
Short-Term Investments	551,545	–	–	551,545
Total	$19,549,358	$11,475,629	$–	$31,024,987

The Portfolios did not have significant unobservable inputs (Level 3) used in determining fair value for the year ended December 31, 2020.

For liabilities arising from overdrafts in the custody account, the carrying amount reported in the Statements of Assets and Liabilities approximates fair value due to the relatively short-term maturity of these financial instruments. As of December 31, 2020, the liability related to custody overdrafts in the Morningstar Growth ETF Asset Allocation Portfolio and the Morningstar Aggressive Growth ETF Asset Allocation Portfolio is based on level 2 inputs.

Income Taxes: For federal income tax purposes, the Portfolios currently qualify, and intend to remain qualified, as regulated investment companies under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by distributing substantially all of their investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to shareholders. Accordingly, no provisions for federal income or excise taxes have been made.

As of and during the year ended December 31, 2020, the Portfolios did not have a liability for any unrecognized tax benefits. Each Portfolio files U.S. federal, state, and local tax returns as required. Each Portfolio’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Treasury Department has issued Regulations under Code Section 817(h) that pertain to diversification requirements for variable annuity and variable life insurance contracts. Each Portfolio intends to comply with these diversification requirements.

Expenses: Most expenses of the Trust can be directly attributed to a Portfolio. Expenses that cannot be directly attributed are apportioned among the Portfolios based on average net assets. Expenses are allocated among classes within a Portfolio based on daily class level net assets, except for distribution fees associated with each Portfolio’s Distribution Plan under Rule 12b-1 of the 1940 Act (“12b-1 fees”) which are only allocated to the Class II shares and Class III shares. In addition, Class III shares and certain Class I shares are also offered with fees for non-distribution related services provided to Shareholders, under a shareholder services plan (a “Services Plan”).

Distributions to Shareholders: Each Portfolio currently intends to declare and pay capital gains and income dividends, if any, on an annual basis. All dividends and capital gains distributions paid by the Portfolios will be automatically reinvested, at net asset value, in additional shares of the Portfolios unless otherwise indicated. There is no fixed dividend rate and there can be no assurance that the Portfolios will pay any dividends or realize any capital gains. Any net capital gains earned by each Portfolio are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Portfolio on the ex-dividend date.

Master Limited Partnerships (“MLPs”): Pursuant to Section 851(b)(3) of the Code, the ALPS | Alerian Energy Infrastructure Portfolio may invest no more than 25% of the value of its total assets in the securities of one or more qualified publicly traded partnerships, which include MLPs. Unlike direct investments in MLPs, income and losses from the Alerian Energy Infrastructure Portfolio’s investments in MLPs will not directly flow through to the personal tax returns of shareholders. The ALPS | Alerian Energy Infrastructure Portfolio will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099. Shareholders will not, solely by virtue of their status as ALPS | Alerian Energy Infrastructure Portfolio shareholders, be treated as engaged in the business conducted by underlying MLPs for federal or state income tax purposes or for purposes of the tax on unrelated business income of tax-exempt organizations. MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, MLP interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level income taxation. To qualify as an MLP and not be taxed as a corporation for income tax purposes, a partnership must, for any taxable year, receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include, among other things, certain natural resource-based activities such as the processing, transportation and storage of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

56 | December 31, 2020

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2020

Market Risk: Market risk refers to the risk that the value of securities held by a Portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s or Sub-Adviser’s control, including fluctuation in interest rates, the quality of a Portfolio’s investments, investor sentiment and general economic and market conditions, such as national or international political events, natural disasters, and the spread of infectious illness or other public health issue and investor sentiment. In a declining stock market, stock prices for all companies (including those in a Portfolio’s portfolio) may decline, regardless of their long-term prospects.

Equity Securities Risk: Common stock and other equity securities may be affected by macro-economic and other factors affecting the stock market in general, including without limitation, expectations of interest rates, changes in an issuer’s financial condition, poor performance of a particular issuer, national or international political events, natural disasters, and the spread of infectious illness or other public health issue.

Non-U.S. Securities Risk: The ALPS | Alerian Energy Infrastructure Portfolio and the ALPS | Red Rocks Global Opportunity Portfolio invest directly in securities of non-U.S. issuers which involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Security Transactions and Investment Income: Investment security transactions are accounted for as of the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis.

The books and records of the Portfolios are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

3.  FEDERAL TAXES AND TAX BASIS INFORMATION

As of December 31, 2020, the Portfolios most recent year end, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains/ (Losses)	Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total
Morningstar Conservative ETF Asset Allocation Portfolio	$557,888	$934,750	$2,064,232	$–	$3,556,870
Morningstar Income and Growth ETF Asset Allocation Portfolio	980,996	2,081,713	7,059,155	–	10,121,864
Morningstar Balanced ETF Asset Allocation Portfolio	2,483,044	6,948,179	22,892,030	–	32,323,253
Morningstar Growth ETF Asset Allocation Portfolio	3,290,866	8,745,990	36,970,453	–	49,007,309
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	1,799,069	3,171,864	21,930,514	–	26,901,447
ALPS | Alerian Energy Infrastructure Portfolio	829,016	(12,853,177)	(16,792,419)	(4,523,291)	(33,339,871)
ALPS | Red Rocks Global Opportunity Portfolio	1,456,181	(2,790)	4,497,028	–	5,950,419

57 | December 31, 2020

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2020

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to each Portfolio’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. Accordingly, for the year ended December 31, 2020, certain differences were reclassified. These differences were primarily due to the differing tax treatment of investments in partnerships. The amounts reclassified did not affect net assets. The reclassifications were as follows:

	Distributable Earnings	Paid-In Capital
Morningstar Conservative ETF Asset Allocation Portfolio	$–	$–
Morningstar Income and Growth ETF Asset Allocation Portfolio	–	–
Morningstar Balanced ETF Asset Allocation Portfolio	–	–
Morningstar Growth ETF Asset Allocation Portfolio	–	–
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	–	–
ALPS | Alerian Energy Infrastructure Portfolio	4,356	(4,356)
ALPS | Red Rocks Global Opportunity Portfolio	(107)	107

The tax character of the distributions paid during the years ended December 31, 2020 and December 31, 2019 were as follows:

2020	Ordinary Income	Long-Term Capital Gains	Total
Morningstar Conservative ETF Asset Allocation Portfolio	$667,582	$192,569	$860,151
Morningstar Income and Growth ETF Asset Allocation Portfolio	1,436,827	759,511	2,196,338
Morningstar Balanced ETF Asset Allocation Portfolio	3,478,385	2,103,406	5,581,791
Morningstar Growth ETF Asset Allocation Portfolio	4,618,234	6,017,722	10,635,956
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	2,272,561	2,313,056	4,585,617
ALPS | Alerian Energy Infrastructure Portfolio	1,529,482	–	1,529,482
ALPS | Red Rocks Global Opportunity Portfolio	3,309,668	426,726	3,736,394

2019	Ordinary Income	Long-Term Capital Gains	Total
Morningstar Conservative ETF Asset Allocation Portfolio	$690,728	$262,967	$953,695
Morningstar Income and Growth ETF Asset Allocation Portfolio	1,495,516	1,611,638	3,107,154
Morningstar Balanced ETF Asset Allocation Portfolio	3,528,341	3,237,823	6,766,164
Morningstar Growth ETF Asset Allocation Portfolio	4,174,464	9,719,687	13,894,151
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	1,880,744	3,828,569	5,709,313
ALPS | Alerian Energy Infrastructure Portfolio	1,160,010	–	1,160,010
ALPS | Red Rocks Global Opportunity Portfolio	–	356,567	356,567

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2020, the following amounts are available as carry forwards to the next tax year:

Portfolio	Short-Term	Long-Term
ALPS | Alerian Energy Infrastructure Portfolio	$3,179,646	$9,673,531
ALPS | Red Rocks Global Opportunity Portfolio	2,790	–

Capital losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carryovers as described above. The Funds are not electing to defer such losses.

58 | December 31, 2020

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2020

As of December 31, 2020, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Cost of Investments for Income Tax Purposes	Gross Appreciation (Excess of Value Over Tax Cost)	Gross Depreciation (Excess of Tax Cost Over Value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)
Morningstar Conservative ETF Asset Allocation Portfolio	$35,542,983	$2,177,538	$(113,306)	$–	$2,064,232
Morningstar Income and Growth ETF Asset Allocation Portfolio	62,575,470	7,391,614	(332,459)	–	7,059,155
Morningstar Balanced ETF Asset Allocation Portfolio	156,690,437	24,606,826	(1,714,796)	–	22,892,030
Morningstar Growth ETF Asset Allocation Portfolio	196,847,496	39,340,462	(2,370,009)	–	36,970,453
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	107,897,504	23,318,663	(1,388,149)	–	21,930,514
ALPS | Alerian Energy Infrastructure Portfolio	70,593,165	9,096,494	(25,889,352)	439	(16,792,419)
ALPS | Red Rocks Global Opportunity Portfolio	26,531,822	4,584,492	(91,327)	3,863	4,497,028

The difference between book-basis and tax-basis are primarily due to the deferral of losses from wash sales, passive foreign investment companies and partnerships.

4.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, during the year ended December 31, 2020, were as follows for each Portfolio:

Portfolio	Purchases	Sales
Morningstar Conservative ETF Asset Allocation Portfolio	$27,143,265	$26,249,115
Morningstar Income and Growth ETF Asset Allocation Portfolio	31,957,948	38,867,406
Morningstar Balanced ETF Asset Allocation Portfolio	85,445,412	88,649,552
Morningstar Growth ETF Asset Allocation Portfolio	98,742,922	109,396,120
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	52,564,016	50,163,699
ALPS | Alerian Energy Infrastructure Portfolio	29,134,636	25,509,529
ALPS | Red Rocks Global Opportunity Portfolio	16,511,505	21,158,306

5.  INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

ALPS Advisors, Inc. (the “Adviser”) acts as the Portfolios’ investment adviser. The Adviser is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”). DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market. The Adviser is responsible for the overall management of each Portfolio’s business affairs. The Adviser invests the assets of each Portfolio, either directly or through the use of one or more sub-advisers, according to each Portfolio’s investment objective, policies, and restrictions. The Adviser has delegated daily management of the Portfolios listed below to the corresponding Sub-Adviser set forth in the table below. Each Sub-Adviser is engaged to manage the investments of each respective Portfolio in accordance with such Portfolio’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board. The Sub-Advisers are responsible, subject to the supervision and control of the Adviser and the Board, for the purchase, retention and sale of investments in the portion of each Portfolio’s investment portfolio under its management.

59 | December 31, 2020

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2020

Portfolio	Sub-Adviser
Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Income and Growth ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
ALPS | Red Rocks Global Opportunity Portfolio	Red Rocks Capital LLC(a)

(a)	Red Rocks Capital LLC is a subsidiary of ALPS Advisors, Inc.

Pursuant to the Investment Advisory Agreements (the “Advisory Agreements”), each Portfolio pays the Adviser an annual management fee based on the Portfolio’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects each Portfolio’s annual contractual management fee rate.

Portfolio	Management Fee
Morningstar Conservative ETF Asset Allocation Portfolio	0.45%
Morningstar Income and Growth ETF Asset Allocation Portfolio	0.45%
Morningstar Balanced ETF Asset Allocation Portfolio	0.45%
Morningstar Growth ETF Asset Allocation Portfolio	0.45%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	0.45%
ALPS | Alerian Energy Infrastructure Portfolio	0.70%
ALPS | Red Rocks Global Opportunity Portfolio	0.90%

Pursuant to the Investment Sub-Advisory Agreements, the Adviser pays each Sub-Adviser an annual sub-advisory management fee which is based on a Portfolio’s average daily net assets. The Adviser pays the sub-advisory management fee out of the management fee paid to the Adviser pursuant to the Advisory Agreement. The following table reflects the contractual sub-advisory fees annual rates.

Portfolio	Average Daily Net Assets	Sub-Advisory Fee
Morningstar Conservative ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Income and Growth ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Balanced ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Growth ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	All Asset Levels	0.15%
ALPS | Red Rocks Global Opportunity Portfolio	First $200 Million	0.57%
	$200 Million - $500 Million	0.52%
	Over $500 Million	0.47%

6.  OTHER AGREEMENTS

Distribution Agreement and Rule 12b-1 Plans: ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), an affiliate of the Adviser, serves as the principal underwriter and national distributor for the shares of each Portfolio pursuant to a Distribution Agreement with the Trust. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act relating to Class I, Class II and Class III Portfolio shares, respectively (the “12b-1 Plans”).

The Class I shares have adopted a Defensive Distribution Plan that recognizes that the Adviser may use its management fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Portfolio shares and/or shareholder support services. As of December 31, 2020, there were no payments from Class I due to the Plan. The Class II and Class III Distribution Plans permit the use of each Portfolio’s assets to compensate the Distributor for its services and costs in distributing shares and servicing shareholder accounts. Under the 12b-1 Plans, the Distributor receives, as a percentage of average annual net assets, the amounts outlined in the following table.

Portfolio	Class II	Portfolio	Class III
Morningstar Conservative ETF Asset Allocation Portfolio	0.25%	ALPS | Alerian Energy Infrastructure Portfolio	0.25%
Morningstar Income and Growth ETF Asset Allocation Portfolio	0.25%	ALPS | Red Rocks Global Opportunity Portfolio	0.25%
Morningstar Balanced ETF Asset Allocation Portfolio	0.25%
Morningstar Growth ETF Asset Allocation Portfolio	0.25%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	0.25%

60 | December 31, 2020

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2020

Shareholder Servicing Fees: The ALPS | Alerian Energy Infrastructure Portfolio and the ALPS | Red Rocks Global Opportunity Portfolio have each adopted a shareholder services plan (a “Services Plan”) with respect to each Portfolio’s Class I and III shares. Under the Services Plan, each Portfolio is authorized to pay insurance companies, banks and their affiliates and other institutions, including broker-dealers and Trust affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of the Class I shares and 0.25% of the average daily net asset value of the Class III shares of each Portfolio attributable to or held in the name of a Participating Organization for its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during a Portfolio’s fiscal year for such service activities, attributed to that fiscal year, shall be reimbursed to the Portfolio as soon as practicable.

Expense Limitation Agreements: Under the terms of the Expense Limitation Agreements between the Adviser and/or the Sub-Advisers, as applicable for the benefit of the Portfolios, the Adviser and/or Sub-Advisers have contractually agreed to waive certain fees they are entitled to receive from the Portfolios. Specifically, the Adviser and certain Sub-Advisers agree to reimburse Portfolio expenses and/or waive a portion of the investment advisory, sub-advisory, and other fees (excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) that the Adviser and/or Sub-Advisers are entitled to receive to the extent necessary for the Portfolios to maintain a total annual expense ratio not to exceed the per share annual rates set forth in the table below. All parties also agree that the waivers shall continue at least through the end of the period stated below.

Portfolio	Class I	Class II	Class III	Expires
Morningstar Conservative ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2021
Morningstar Income and Growth ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2021
Morningstar Balanced ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2021
Morningstar Growth ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2021
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2021
ALPS | Alerian Energy Infrastructure Portfolio	0.80%	N/A	0.80%	4/29/2021
ALPS | Red Rocks Global Opportunity Portfolio	0.95%	N/A	0.95%	4/29/2021

The Adviser and Sub-Advisers of the Portfolios may be permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. The Portfolios will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fee and expense was waived or reimbursed.

At December 31, 2020, the available recoupable balances are as follows:

Portfolio	Expires 2021	Expires 2022	Expires 2023	Total
Morningstar Conservative ETF Asset Allocation Portfolio	$15,465	$28,946	$33,797	$78,208
Morningstar Income and Growth ETF Asset Allocation Portfolio	10,321	18,594	23,676	52,591
Morningstar Balanced ETF Asset Allocation Portfolio	–	–	5,699	5,699
Morningstar Growth ETF Asset Allocation Portfolio	–	–	4,344	4,344
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	–	16,896	21,073	37,969
ALPS | Alerian Energy Infrastructure Portfolio	27,090	51,212	51,153	129,455
ALPS | Red Rocks Global Opportunity Portfolio	54,960	71,340	70,945	197,245

Administration, Bookkeeping and Pricing Agreement: ALPS Fund Services, Inc. (“AFS”), an affiliate of the Adviser and the Distributor, serves as administrator pursuant to a Fund Accounting and Administration Agreement (“Administration Agreement”) with the Trust. As such, AFS provides all necessary bookkeeping, shareholder recordkeeping services and pricing services to each Portfolio. Under the Administration Agreement, AFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. AFS receives an annual fee paid on a monthly basis.

Transfer Agency and Service Agreement: AFS also serves as transfer agent to each Portfolio pursuant to a Transfer Agency and Service Agreement (“TA Agreement”) with the Trust. Under the TA Agreement, AFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; and (2) mailing shareholder reports and prospectuses to current shareholders. AFS does not charge the Trust a fee in connection with providing services under the TA Agreement.

61 | December 31, 2020

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2020

7.  TRUSTEES FEES

As of December 31, 2020, there were five Trustees, four of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Each Independent Trustee receives an annual retainer of $22,500, a per meeting fee of $3,500, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. The Chairman of the Board and Audit Committee Chairman receives an additional annual retainer of $10,000 and $3,000, respectively. Trustees’ fees and expenses accrued by the Portfolios for the year ended December 31, 2020 are reported on the Statements of Operations.

8.  RELATED PARTY TRANSACTIONS

Certain Portfolios engaged in cross trades between each other during the year ended December 31, 2020 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions between the Portfolios pursuant to Rule 17a-7. At its regularly scheduled meetings, the Trustees review such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Trust’s procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Portfolio.

Transactions related to cross trades during the year ended December 31, 2020 were as follows:

Portfolio	Purchase cost paid to Portfolios	Sale proceeds received from Portfolios	Realized gain/(loss) on sales to Portfolios
Morningstar Conservative ETF Asset Allocation Portfolio	$(941,658)	$1,324,429	$65,984
Morningstar Income and Growth ETF Asset Allocation Portfolio	(1,201,956)	1,947,374	(35,699)
Morningstar Balanced ETF Asset Allocation Portfolio	(1,743,409)	873,257	(60,535)
Morningstar Growth ETF Asset Allocation Portfolio	(1,766,419)	1,098,728	61,775
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	(266,135)	675,789	(19,176)

9.  SUBSEQUENT EVENT

Effective January 1, 2021, each Independent Trustee receives an annual retainer of $25,000, a per meeting fee of $5,000, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. To the extent that there is a standalone Audit Committee meeting held not in connection with a Board meeting, each member of the Audit Committee shall receive a per meeting fee of $3,500 and reimbursement for all reasonable out-of-pocket expenses relating to attendance at such meeting. The Chairman of the Board and Audit Committee Chairman also received, and effective January 1, 2021, will continue to receive, an additional annual retainer of $10,000 and $3,000, respectively.

62 | December 31, 2020

ALPS Variable Investment Trust

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS Variable Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of ALPS Variable Investment Trust (the “Funds”) comprising the Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Aggressive Growth ETF Asset Allocation Portfolio, ALPS | Alerian Energy Infrastructure Portfolio, and ALPS | Red Rocks Global Opportunity Portfolio (formerly known as the ALPS | Red Rocks Listed Private Equity Portfolio), including the schedules of investments, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the ALPS Variable Investment Trust as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 19, 2021

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

63 | December 31, 2020

ALPS Variable Investment Trust

Additional Information	December 31, 2020 (Unaudited)

PROXY VOTING

Portfolio policies and procedures used in determining how to vote proxies relating to Portfolio securities and a summary of proxies voted by the Portfolios for the 12 months ended June 30, are available without charge, upon request, by contacting your insurance company or plan sponsor, by calling (toll-free) (866) 432-2926 or by accessing the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolios are required to disclose, after their first and third fiscal quarters, the complete schedule of each Portfolio’s holdings with the SEC as an exhibit to its report on Form N-PORT. N-PORT reports will be available on the Commission’s website at www.sec.gov. The Portfolios’ N-PORT reports will be available without charge, upon request, by calling (toll-free) 1-866-432-2926 or by writing to ALPS Variable Investment Trust at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

TAX INFORMATION (Unaudited)

The Portfolio designates the following amounts for the Corporate Dividends Received Deduction for the fiscal year ended December 31, 2020:

Morningstar Conservative ETF Asset Allocation Portfolio	2.05%
Morningstar Income and Growth ETF Asset Allocation Portfolio	5.61%
Morningstar Balanced ETF Asset Allocation Portfolio	12.22%
Morningstar Growth ETF Asset Allocation Portfolio	15.34%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	17.14%
ALPS| Alerian Energy Infrastructure Portfolio	34.72%
ALPS| Red Rocks Global Opportunity Portfolio	1.97%

Additionally, the Portfolio designates the following amounts as Long Term Capital Gain Dividends pursuant to IRS Code Section 852(b)(3) for the fiscal year ended December 31, 2020:

Morningstar Conservative ETF Asset Allocation Portfolio	$192,569
Morningstar Income and Growth ETF Asset Allocation Portfolio	$759,511
Morningstar Balanced ETF Asset Allocation Portfolio	$2,103,406
Morningstar Growth ETF Asset Allocation Portfolio	$6,017,722
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	$2,313,056
ALPS| Alerian Energy Infrastructure Portfolio	–
ALPS| Red Rocks Global Opportunity Portfolio	$426,726

LICENSING AGREEMENT

Alerian

Alerian (the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) with respect to the Alerian Energy Infrastructure Portfolio (the “Alerian Portfolio”), to allow the Adviser’s use of the Alerian Midstream Energy Select Index (the “Index”). The following disclosure relates to the Licensor:

Alerian is the designer of the construction and methodology for the underlying index (each an “Underlying Index”) for the Alerian Portfolio. “Alerian” and “Alerian Midstream Energy Select Index” are service marks or trademarks of Alerian. Alerian acts as brand licensor for the Index. Alerian is not responsible for the descriptions of the Index or the Funds that appear herein. Alerian is not affiliated with the Trust, the Adviser or the Distributor.

The Alerian Portfolio is not is issued, sponsored, endorsed, sold or promoted by the Licensor or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Alerian Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Alerian Portfolio particularly or the ability of the Index to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Alerian Portfolio. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Alerian Portfolio to be issued or in the determination or calculation of the equation by which the Alerian Portfolio is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of the Alerian Portfolio. The Index is a trademark of Alerian and its general use is granted under a license for Alerian.

64 | December 31, 2020

ALPS Variable Investment Trust

Additional Information	December 31, 2020 (Unaudited)

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE ALERIAN PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Alerian Portfolio, owners of the Shares of the Alerian Portfolio or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

Morningstar

The Portfolios are not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”), with the exception of Morningstar Investment Management LLC, a subsidiary of Morningstar, Inc., who is the investment sub-adviser to the Portfolios and may undertake joint marketing activities with ALPS Portfolio Solutions Distributor, Inc. By providing data about the Morningstar Index Data to the Portfolios, the Morningstar Entities make no representation or warranty, express or implied, to the owners of the Portfolios or any member of the public regarding the advisability of investing in mutual funds generally or in the Portfolios in particular or the ability of the Morningstar Index Data to track general mutual fund market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

65 | December 31, 2020

ALPS Variable Investment Trust

Trustees and Officers	December 31, 2020

The overall responsibility for oversight of the Portfolios rests with the Board of Trustees of the Trust. As of December 31, 2020, there were five Trustees, four of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Each Independent Trustee receives an annual retainer of $22,500, a per meeting fee of $3,500 and a reimbursement for all reasonable out of pocket expenses relating to attendance at meetings. The Chairman of the Audit Committee receives an annual retainer of $3,000. The Chairman of the Board receives an annual retainer of $10,000.

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the state of Delaware and the Trust’s Declaration of Trust and Bylaws. Information pertaining to the Trustees and Officers of the Trust is set forth below. The address of each, unless otherwise indicated, is 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Trustee serves for an indefinite term, until his or her resignation, death or removal. The following is a list of the trustees and executive officers of the Trust and their principal occupations over the last five years. Additional information about the Trust’s Trustees can be found in the Statement of Additional Information, which is available without charge, upon request, by contacting your insurance company or plan sponsor, by calling (866) 432-2926 or by accessing the Portfolios’ website at http://www.alpsfunds.com.

INDEPENDENT TRUSTEES

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen by Trustee****	Other Trusteeships Held By Trustee
Mary K. Anstine (1940)	Trustee	Since November 2006	Retired. Ms. Anstine is also a Trustee of ALPS ETF Trust, Financial Investors Trust, Reaves Utility Income Fund, and the Segall Bryant & Hamill Trust.	35	Ms. Anstine is a Trustee of ALPS ETF Trust (16 funds); Financial Investors Trust (31 funds), Reaves Utility Income Fund (1 fund), and the Segall Bryant & Hamill Trust (14 funds).
David M. Swanson (1957)	Trustee	Since November 2006	Mr. Swanson is Founder & Managing Partner of SwanDog Strategic Marketing. Previously, he served as Executive Vice- President of Calamos Investments (April 2004 to March 2006), Chief Operating Officer of Van Kampen Investments (October 2002 to April 2004), and Managing Director of Morgan Stanley (February 2000 to April 2004).	7	Mr. Swanson is a Trustee of the Managed Portfolio Series (39 funds), RiverNorth Funds (3 funds) and Director of the RiverNorth Marketplace Lending Corporation, RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund Inc., RiverNorth Opportunities, Fund, Inc. and RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

*	All communications to Trustees may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc., Morningstar Investment Management, LLC, Red Rocks Capital LLC, or any affiliate of the foregoing, provides investment advisory services.

Except for their service on the Trust’s Board of Trustees, the Independent Trustees named above have not held any positions during the past two years with any Portfolio; any investment adviser or subadviser; any underwriter of any Portfolio; or any affiliate of any Portfolio or its investment advisers or subadvisers, or underwriters.

66 | December 31, 2020

ALPS Variable Investment Trust

Trustees and Officers	December 31, 2020

INDEPENDENT TRUSTEES (continued)

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen by Trustee****	Other Trusteeships Held By Trustee
Jeremy W. Deems (1976)	Trustee and Chairman	Since September 2010 Appointed Chairman effective September 2017	Mr. Deems is Co-Founder, CFO of Green Alpha Advisors, LLC. Mr. Deems is Co- Portfolio Manager of the Shelton Green Alpha Fund. Prior to founding Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (1998 to June 2007).	35	Mr. Deems is a Trustee of ALPS ETF Trust (16 funds); Financial Investors Trust (31 funds); Clough Funds Trust (1 fund), Reaves Utility Income Fund (1 fund).
Scott Wentsel (1961)	Trustee	Since November 2006	Mr. Wentsel is President of Wentsel Wealth Management, LLC. Previously he was Chief Investment Officer, Americas for Morningstar’s Investment Management group from February 2014 to May 2016. Mr. Wentsel was Senior Portfolio Manager for Morningstar Investment Management LLC from April 2005 to February 2014 and Mr. Wentsel was also Executive Director of Van Kampen Investments from April 2000 to April 2005.	7	None

67 | December 31, 2020

ALPS Variable Investment Trust

Trustees and Officers	December 31, 2020

INTERESTED TRUSTEES

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen by Trustee****	Other Trusteeships Held By Trustee
Kathryn A. Burns(1) (1976)	President	President Since September 2019 and Interested Trustee since March 2020	Ms. Burns joined ALPS in 2013 and is currently Vice President, Director of Fund Operations of AAI. From September 2018 to September 2019, she served as Treasurer of the Trust. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS. Ms. Burns also serves as President of Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc. and Treasurer of ALPS ETF Trust and Boulder Growth & Income Fund, Inc.	7	None

*	All communications to Trustees may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc., Morningstar Investment Management, LLC, Red Rocks Capital LLC, or any affiliate of the foregoing, provides investment advisory services.

Except for their service on the Trust’s Board of Trustees, the Independent Trustees named above have not held any positions during the past two years with any Portfolio; any investment adviser or subadviser; any underwriter of any Portfolio; or any affiliate of any Portfolio or its investment advisers or subadvisers, or underwriters.

(1)	Ms. Burns is deemed an “Interested Trustee” by virtue of her current relationship with ALPS Advisors, Inc.

68 | December 31, 2020

ALPS Variable Investment Trust

Trustees and Officers	December 31, 2020

OFFICERS

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***
Jill A. Kerschen (1975)	Treasurer	Since September 2019	Ms. Kerschen joined ALPS in 2013 and is currently Vice President, AAI. From 2013 to 2019, she served as Vice President and Fund Controller at ALPS. Ms. Kerschen also serves as Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth, Principal Real Estate Income Fund, and RiverNorth Opportunities Fund, Inc.
Matthew Sutula (1985)	Chief Compliance Officer	Since September 2019	Mr. Sutula joined ALPS in 2012 and is currently Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS.
Karen S. Gilomen (1970)	Secretary	Since June 2019	Ms. Gilomen joined ALPS in 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Ms. Gilomen is also the Secretary of Financial Investors Trust and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.
Michelle Stallworth (1971)	Assistant Secretary	Since March 2019	Ms. Stallworth joined ALPS in June 2014 and is currently Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Stallworth served as Senior Paralegal for Great-West Life & Annuity Insurance Company (2012-2014) and Paralegal/Safety Compliance Manager for Nuss Professional Services, Inc. (2006-2012).

*	All communications to Officers may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Officer began serving the Trust. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other office

69 | December 31, 2020

The Management Commentaries included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Must be accompanied or preceded by a prospectus. Investors are reminded to read the prospectus carefully before investing.

ALPS Portfolio Solutions Distributor, Inc., distributor.

alpsfunds.com 1-866-759-5679

(b)	Not applicable for this Registrant.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	During the period covered by the report, no amendments were made to the provisions of the code of ethics referred to in Item 2(a) above.

(d)	During the period covered by the report, no implicit or explicit waivers to the provisions of the code of ethics referred to in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's code of ethics referred to in Item 2(a) above is attached as an Exhibit 13.A.1 hereto.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees has designated Jeremy Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years December 31, 2020 and December 31, 2019 were $107,450 and $107,450, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item in fiscal years December 31, 2020 and December 31, 2019 were $0 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning in fiscal years December 31, 2020 and December 31, 2019 were $32,910 and $38,330, respectively. The fiscal years 2020 and 2019 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for fiscal years December 31, 2020 and December 31, 2019 were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not include any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years December 31, 2020 and December 31, 2019 were $32,910 and $207,330, respectively. These fees consisted of non-audit fees billed to (i) the Registrant of $32,910 in 2020 and $38,330 in 2019 as described in response to paragraph (c) of this Item above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with the Registrant’s investment adviser, of $0 in 2020 and $169,000 in 2019. The non-audit fees billed to AFS related to SSAE 18 services and other compliance-related matters.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of the report.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Close-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.	Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-21987, on March 1, 2016.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable to Registrant.

(a)(4)	Not applicable to Registrant.

(b)	The certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS VARIABLE INVESTMENT TRUST

By:	/s/ Kathryn Burns
Kathryn Burns (Principal Executive Officer)
President

Date:	March 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kathryn Burns
Kathryn Burns (Principal Executive Officer)
President

Date:	March 3, 2021

By:	/s/ Jill Kerschen
Jill Kerschen (Principal Financial Officer)
Treasurer

Date:	March 3, 2021